UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22545

CENTRE FUNDS
(Exact name of registrant as specified in charter)

48 Wall Street, Suite 1100, New York, New York 10005
(Address of principal executive offices) (Zip code)

James A. Abate
48 Wall Street, Suite 1100
New York, New York 10005
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 918-4705

Date of fiscal year end:     September 30

Date of reporting period:  October 1, 2016 – March 31, 2017

Item 1.	Reports to Stockholders.

CENTRE

SEMI-ANNUAL REPORT

MARCH 31, 2017

Centre Funds

CENTRE AMERICAN SELECT EQUITY FUND
Investor Class (Ticker: DHAMX)
Institutional Class (Ticker: DHANX)

CENTRE ACTIVE U.S. TREASURY FUND
Investor Class (Ticker: DHTRX)
Institutional Class (Ticker: DHTUX)

CENTRE ACTIVE U.S. TAX EXEMPT FUND
Investor Class (Ticker: DHBRX)
Institutional Class (Ticker: DHBIX)

Each a series of

CENTRE FUNDS

FUNDAMENTALLY-DRIVEN SPECIALIST ACTIVE FUNDS

For questions or for Shareholder Services, please call 1-855-298-4236 or visit us online at www.centrefunds.com.

Centre Funds	Shareholder Letter

March 31, 2017 (Unaudited)

Dear Shareholders,

It is with my pleasure that we publish the Centre Funds Semi-Annual Report covering the six month period ended March 31, 2017. I want to thank my fellow shareholders for their continued support and confidence in Centre Funds. We are committed to truly active fund management  with distinction.

Each series of Centre Funds is a fundamentally-driven, actively managed Fund in core investment strategies with differentiation and using specialist talent. We offer a select series of funds to choose from, each available in investor and institutional share classes.

Centre American Select Equity Fund

The Fund is a U.S. large capitalization valuation sensitive growth stock fund that seeks long-term growth of capital and risk adjusted returns through active and pragmatic management; the Fund may complement its equity securities with hedges and other capital preservation strategies when deemed appropriate. The Fund is intended to be a risk managed core growth fund.

Centre Active U.S. Treasury Fund

The Fund is a U.S. Treasury securities fund that seeks to maximize investors’ total return through capital appreciation and current income of U.S. treasury securities. The Fund has the potential for capital appreciation/preservation in various interest rate environments through a proprietary interest rate forecasting process that aims to take advantage of interest rate changes through active duration and interest rate management.

Centre Active U.S. Tax Exempt Fund

The Fund is a municipal securities fund that seeks to maximize investors’ total return through capital appreciation and current tax advantaged income using active duration management of a core portfolio of high quality and highly rated federally tax exempt securities of state and local governments  in  the  U.S.  and  their  political  subdivisions,  agencies  and  instrumentalities.  The  Fund  has  the  potential  for  capital appreciation/preservation in various interest rate environments through a proprietary interest rate forecasting process that aims to take advantage of interest rate changes through active duration and interest rate management.

Our aim at Centre Funds is to deliver strong, long-term performance results for investors through an exceptional focus on producing returns and managing  risk  and  downside  volatility  in  select  investment  strategies.  We  want  investors  to  associate  Centre  Funds  with  high-conviction, differentiated fund strategies that may not be available elsewhere and are tactical, pragmatic, and opportunistic. Each investment strategy aims to capitalize  on  defined  market  opportunities  using  talented  and  experienced  Portfolio  Managers  with  consistent  and  repeatable  investment processes who aim to achieve true differentiated alpha. Our Portfolio Managers remain focused on fundamentally-driven investment approaches within truly active, high conviction, disciplined and research intensive processes. At Centre Funds, we place service excellence at the core of everything that we do and are committed to providing useful information on all of the Funds. Again, I want to thank my fellow shareholders for their continued support and confidence in the Centre Funds.

Sincerely,

James Abate
President, Centre Funds

Semi-Annual Report | March 31, 2017	1

Centre American Select Equity Fund	Manager Commentary

March 31, 2017 (Unaudited)

Performance & Strategy Summary

For the six month period ended March 31, 2017, the Centre American Select Equity Fund, Investor Share Class, delivered a total return of 6.8 percent; the Institutional Share Class delivered a total return of 6.9 percent.

During this past six month period, the key barometer of the U.S. stock market as a whole, as measured by the S&P 500 Index, delivered a total return of 10.1 percent, with all of the stock market’s advance occurring after the U.S. presidential election and driven by a renewed sense of “animal spirits”. In particular, expectations of pro-growth corporate tax reform, a roll back of regulations mainly in the Energy and Banking industries, and a massive domestic infrastructure spending plan being championed by the new President Trump drove forward estimates of economic and profit growth higher. More than anything, stock investors cheered any seeming indication of a break from the sclerosis of slow growth and dependency on monetary policy stimuli, stemming from the structural impediments of low population growth and weak productivity that have hampered economic growth in the current post-recession recovery in place since 2009.  Consistent with this renewed optimism, the Financials sector outperformed all others by a wide margin as the potential for reduced regulation, lower capital requirements, and a rise in interest rates leading to a steepening of the yield curve and possibly increased net interest margins, drove valuation multiples higher.  Also, pro-growth sectors such as Technology, Industrials, Consumer Discretionary, and Materials outperformed whilst more historically defensive sectors such as Telecommunications, Health Care, and Consumer Staples lagged.

Stocks that were the strongest performers within the Fund over the six month period ended March 31, 2017 included: within the Technology sector, NVidia, Activision Blizzard, KLA-Tencor, Adobe Systems, and Corning; within the Industrials sector, Parker Hannifin, Quanta Services, and General Dynamics; and within the Consumer Discretionary sector, Carnival Corp., Twenty-First Century Fox, Netflix and Coach. Stocks that contributed negatively included: Newmont Mining, International Flavors & Fragrances, Eli Lilly, Allergan, and Gilead Sciences. The most significant drag on relative performance was the Fund’s substantial underweight posture in the Financial sector.  Furthermore, the Fund was negatively impacted from a total return perspective by the amortization costs of certain hedges and other investments that we viewed, and continue to view as capital protective in nature.  That said, these capital protection hedges, namely protective put options1 on the S&P 500 Index, have insulated the Fund from the same magnitude of drawdown2 experienced by the overall stock market over the volatile3 period in the U.S. stock market since early 2015, namely in August 2015 and January 2016. Given the continued presence of certain potentially de-stabilizing factors that we believe could negatively impact the value of underlying equity securities held in the Fund at this current stage of the stock market and economic cycle, as of March 31, 2017, the Fund continued to hold put options on the S&P 500 Index, as a potential hedge against its underlying stock holdings in the event of a material stock market correction.

The process used by Centre Asset Management, LLC (“Centre” or “we” or the “Adviser”) to manage the Fund is to focus on each individual company's growth outlook and capacity to create shareholder value by utilizing our bottom-up fundamental stock selection process. We utilize a disciplined, Economic Value Added (EVA)4 framework to select investments. The framework focuses on the fundamentals of wealth creation or wealth destruction similar to the way a traditional, long-term focused corporate financier looking at all aspects of the business would assess a company's value. In the shorter-term, markets may often undervalue or overvalue a company's ability to create or destroy wealth. The framework seeks to identify and capture these investment opportunities. The approach is designed to capture excess returns when a business is creating shareholder wealth and the market price of the stock converges toward our target price. Centre not only analyzes earnings but also strives to understand and link the capital allocation decisions being made today by each company and how they will lead to future earnings growth. In other words, we expect the companies in which the Fund invests in to invest in productive assets of the business, organically and through opportunistic purchases which, in turn, should provide the foundation for future revenue and profits growth that should create shareholder value. Alternatively, if companies cannot invest in productive assets due to a cyclical downturn or existing excess capacity, we expect these companies to “wisely contract” through the restructuring of their assets and other resources to regain their footing for future shareholder value creation. The key is that we look at the company drivers that create true shareholder wealth: capital spending or alternative capital allocations such as acquisitions, stock buybacks, or dividends; company specific risk levels of a business to determine appropriate hurdle rates; and whether the company is generating operating returns on its underlying assets vis-a-vis the cost of capital. Wealth creation from growth or from wise-contraction – that’s how we believe companies create shareholder value.

To meet its objective as a risk managed growth fund, the Fund may complement its equity securities with hedges and other capital preservation strategies when deemed tactically appropriate. Specifically, and in accordance with the Fund’s investment policies, the Adviser may take a defensive position and tactically employ hedges and other capital preservation strategies on up to 100 percent of the value of its underlying securities positions when the Adviser’s assessment of market valuation indicates forward returns for the stock market, as a whole, are low relative to downside risk and the cost to upside potential from portfolio preservation tools is deemed reasonable. Through mainly the tactical use of put options, the Fund may allow for enhanced performance and more limited risk. Index put options are designed to hedge the Fund from significant market declines that may occur over short periods of time. The value of an index put option generally increases as the underlying securities in the Fund decrease in price and decreases as those securities increase in price. The Adviser varies its hedging strategy and defensive positions across changing market cycles but has generally employed such strategy within the Fund on a consistent basis since late 2014.

[1]	Put option is a contract giving the owner the right, but not the obligation, to sell a specified amount of an underlying security at a specified price within a specified time.
[2]	Maximum drawdown is the maximum loss from a peak to a trough of a portfolio, before a new peak is attained.
[3]	Volatility is a measure of systematic risk of a security or a portfolio in comparison to the market as a whole.
[4]
Economic Value Added (EVA) is an estimate of a firm's economic profit - the value created in excess of the required return of the company's investors (shareholders and debt holders). Quite simply, EVA is the profit earned by the firm less the cost of financing the firm's capital. The idea is that value is created when the return on the firm's economic capital employed is greater than the cost of that capital. EVA® is a registered service mark of EVA Dimensions LLC.

2	centrefunds.com

Centre American Select Equity Fund	Manager Commentary

March 31, 2017 (Unaudited)

Market Review & Outlook

It’s tough for us at Centre to remember a period of time other than the election of Ronald Reagan in 1980 when a change in the U.S. presidency ushered in such a change in hope, at least in terms of expression by financial markets. Perhaps it is due to the shift in near-consensus thinking that Hillary Clinton, as the candidate of the “establishment” and representing continuity with President Obama rightly or wrongly, would win and that the general prevailing environment characterized by low growth, low interest rates, and company earnings driven almost solely from either innovation, cost-cutting or, more ominously, financial engineering, would continue indefinitely. Thus, leaving those geared toward an improving economy languishing with near nil top-line growth and deteriorating profit margin outlooks due to the lack of operating leverage.

With low interest rates leaving little alternative for investors, the flow into equities, particularly from early 2015, narrowed towards those companies that genuinely could distinguish themselves with innovative growth or stable earnings and, hence, were afforded valuation multiples only seen at other prior market cycle peaks and reminiscent of the original Nifty-Fifty5 era.  This all seemed to change the day after the election. Namely, the narrative for owning stocks shifted from the “stick” of low interest rates to the “carrot” of better economic growth, with the hope that this would lead to an acceleration of profits after a more than two year period of broad based profits and margin decline. Although profits did begin to turn up in the summer of 2016 due to stability of commodity prices mainly, forward looking and long term expectations across all sectors took on an incredibly robust tone afterwards.  The important point to make in all this is that the election of Donald Trump is potentially a move away from the status quo. His expressed policy changes, if effected, would likely move us to a market environment that is much different from the one that we have been in since 2014, which is reflected in the stock market’s performance since the election. Thus far however, it seems that Trump is being consumed by the Washington “swamp” rather than enforcing his stated populist goal to drain it so investors find themselves facing greater uncertainty which should by itself increase risk premiums and lower valuation multiples across all financial assets.

It cannot be stressed enough that support for Trump in the recent U.S. Presidential election came in strong force from the U.S. industrial and agricultural heartlands. The blue-collar workers in these States such as Pennsylvania, Michigan, and Ohio have had to contend with the loss of higher-paying manufacturing jobs and increased benefit and retirement uncertainty. The steady offshoring of American manufacturing jobs to lower cost countries, most notably Mexico and China, has come about through the implementation of the North American Free Trade Agreement (“NAFTA’)  and  China’s  entry  into  the  World  Trade  Organization  (‘WTO”)  under  favorable  currency  conditions  that  has  since  tremendously benefitted China in its mercantilist trade.  In the meantime, U.S. corporations have benefited from much lower input costs without having to face any costs on importation of their products as well as being able to subordinate their traditional pension obligations to the government or domestic workforce.  Candidate  Trump  effectively  blamed  the  political  class  and  promised  to  introduce  measures  to  “make  America  great  again”. Furthermore, his celebrity and showmanship allowed him to be perceived as the only person who could take decisive action, even though his policies for doing so were, to many, somewhat incoherent and many voters relied on the hope that he actually believed in what he espoused on the campaign trail as opposed to being some dilettante.

From an economic perspective, Trump has advocated tax and trade measures that will address the problems created by free trade or what he calls, “bad trade deals.” Trump also expressed an “America-first” policy, which could result in a retreat from America’s role as a global policeman that’s been in place since the 1950’s and a re-focus of the White House’s energy on domestic problems, particularly America’s ageing infrastructure. In sum, Trump has expressed the need to prioritize creating economic growth that will actually benefit his core constituencies in industrial America. Extending the impact of his pro-growth priorities makes a strong case for better domestic economic growth but it also may create an environment of higher inflation and interest rates as well as higher compensation and input costs, which historically have been bad for the stock market.  In essence, President Trump is in a quandary, implement measures that satisfy his voter base and increase economic growth but, at the same time, contribute to what may be a very poor stock market as profit margins and valuations compress. We don’t see how he can accomplish both, particularly since broad market valuation measures that we deem important indicate that U.S. stocks, on a median basis, are the most expensively valued ever, even  more so than in 2000 or in 2008 prior to the start of severe market declines.  Furthermore, the degree of financial engineering – stock buybacks financed with debt, etc. – is highly dependent on an environment of low interest rates and vulnerable to increases in inflation and debt risk premiums.

Unfortunately, the Reaganesque hope parallel that surrounds financial markets today has several potential problems, and the challenges that Trump faces are relatively daunting, maybe because of very unequal starting points between 1980 and today. Firstly, on a macro basis the U.S. has a debt to GDP ratio of over 100% and U.S. corporations have exceptionally high debt to assets ratios, both of which are only serviceable due to extraordinary low interest rates. This leaves little room to undertake the massive capital investment and infrastructure plans, public and private, without jeopardizing the existing serviceability of debt as interest rates would be expected to rise, perhaps significantly. Rates are already too low and are rising, suggesting an economic headwind rather than support. Secondly, the growth of developing countries as manufacturing destinations as a lower-cost alternative is somewhat entrenched due to the incredible transfer of knowledge and intellectual property overseas and the fact that significant wage differentials still exist between the U.S. and the developing world, even for skilled labor.  Thirdly, recent geopolitical and military actions show how difficult it will be for the U.S. to withdraw from its role as a global policeman and focus instead on its domestic priorities. It seems that President Trump’s approach to  his America-first program and the wholesale cut to U.S. defense expenditures that would be required to fund domestic stimulus, tax cuts, and infrastructure and, at the same time, maintain entitlements appear to be extinguished even before his first one hundred days in office, and it seems very unlikely that he seeks a conflict down the road with the so-called military-industrial complex and the Washington political class given his fascination with selecting flag level officers as his confidants thus far. Fourthly, Trump’s proposed ban and other restrictions on immigration, legal and illegal, contributes to the secular headwinds against growth.

[5]
Nifty-Fifty is the 50 stocks that were most favored by institutional investors in the 1960s and 1970s. Companies in this group were usually characterized by consistent earnings growth and high price-to-earnings ratios. Price-to-earnings ratio is a ratio for valuing a company that measures its current share price relative to its per-share earnings.

Semi-Annual Report | March 31, 2017	3

Centre American Select Equity Fund	Manager Commentary

March 31, 2017 (Unaudited)

There are two key drivers of economic activity, one is population growth, and the second is productivity growth. The reason population growth is so important is that population is the labor force that potentially produces things. Without people to produce things, you also don't have as many people to spend on things. Also, from 1982 through 2002, the number of people entering their peak savings years was increasing every year as the baby boomers were in their peak earnings and savings years, resulting in a continuously increasing demand for securities. Since the native-born population is not growing as fast as it used to, barring an unprecedented increase in productivity, and the fact that baby boomers will now be divesting securities, the secular headwinds seem as strong as ever and the opposite of when Ronald  Reagan took office. Last and perhaps most importantly, the stock market as a whole is in our opinion overvalued by about 30% and, after having driven valuations to their current extremes on the basis of ultra-low interest rates, the Wall Street consensus script has been replaced and it’s now higher growth that will enable valuations to be extended further, despite rising interest rates. With the financialization of the U.S. economy over the past two decades, we cannot conceive that a poor stock market will not impact and have a tautological impact on confidence and the economy, even though the policies geared to improving the domestic economy by nature have historically contributed to a poor stock market.

So, given the above and our intermediate-term expectations of difficult conditions for financial assets in general, what are the investment opportunities for capital growth aside from focusing solely on protection of capital?

●
We continue to trim and eliminate stock positions within the “stable growth” area of the market, namely consumer staples and healthcare. To us, summer of 2016 represented the euphoric top in these types of stocks and the nadir of bond yields that contributed to their extended valuations. The Fund’s sale of its holdings in General Mills, Phillip Morris, Nike, Colgate, SJ Smucker, and other similar companies on valuation concerns seem prescient in hindsight and, as with the original Nifty-Fifty, stable growth loses its luster in an environment of rising growth, inflation, and interest rates which we expect.

●
Our significant exposure to “innovation,” namely NVidia, Alphabet, Facebook, and Amazon, remains intact and has been and will likely continue to be supplemented with more cyclical technology companies such as KLA-Tencor, Corning, Adobe, and Applied Materials.

●
After getting caught flat footed on “financials” at the time of the election, we see some fundamental improvement in the domestically focused regional banks as net interest rate margins improve and some alleviation of regulatory burdens will accrue to them, more so than to money center and financial market sensitive investment banks.

●
Within the “resource” industries, including energy, we have lessened our hard negative posture that was based on undisciplined capital spending and production but believe that more measured future production increases will benefit workers and debtholders over shareholders in these industries mainly but certain companies, such as Noble and Williams, hold unique assets or attributes making them attractive investments in an area otherwise dependent upon a steep increase in oil prices, which we do not foresee.

●
Within traditional “cyclical” areas of the market, our current preference is towards the consumer over industrials as we prefer to be exposed positively to the quality of employment and wages derived from an improved economic environment and Trump’s growth agenda. Also, we’ve witnessed many companies in the consumer cyclical sector undertake far reaching and efficacious restructurings of their operations during the growth slowdown over the past two years, examples being Coach, Whole Foods, Carnival, and Nordstrom, with ample room for margins to expand further and attractive valuations relative to other areas of the market.

As we progress further into 2017 and beyond, despite our bottom-up optimism for the companies owned currently by the Fund, we are less enthusiastic about the prospects for capital gains in U.S. stocks as a whole.  We forecast that fiscal policy potentially will replace monetary policy as the favored means of economic stimulus but are by no means assured that the transition will be a smooth one or helpful for investment securities. Also, with capital protection from traditional diversification ebbing, we believe that our pragmatic large capitalization valuation sensitive growth and concentrated, high-conviction approach to stock selection, with a cognizance of risk management that includes tactically implementing capital protective investments, seems positioned to perform well relative to less risk aware strategies within a balanced overall portfolio.

4	centrefunds.com

Centre American Select Equity Fund	Manager Commentary

March 31, 2017 (Unaudited)

SECTOR WEIGHTINGS
As a percentage of Net Assets

Information Technology	34.44%
Consumer Discretionary	20.98%
Health Care	13.64%
Industrials	10.43%
Consumer Staples	8.94%
Financials	4.37%
Energy	3.12%
Utilities	1.51%
Real Estate	1.50%
Purchased Options	0.94%
Cash, Cash Equivalents, and Other	0.13%
Totals	100.00%

These allocations may not reflect the current or future positions of the portfolio.

GROWTH OF HYPOTHETICAL $10,000 INVESTMENT THROUGH MARCH 31, 2017

This graph assumes an initial investment of $10,000 at December 21, 2011, the inception date for Investor Class shares, which have the longest period of annual returns, and that any dividends and distributions are reinvested. This graph depicts the performance of the Fund's Investor Class versus the S&P 500® Total Return Index. Taxes on Fund distributions or when shares are redeemed, if any, are not reflected. Unlike the Fund, an index is not available for investment, is unmanaged and does not have expenses that affect the results. The comparison is shown for illustrative purposes only.

TOTAL RETURNS – FOR THE PERIOD ENDED MARCH 31, 2017
	1 Month	3 Month	YTD	1 Year	3 Year Average Annualized	5 Year Average Annualized	Since Inception* Average Annualized
Centre American Select Equity Fund – Investor Class	1.44%	8.20%	8.20%	10.25%	6.80%	9.25%	11.76%
S&P 500® Total Return Index	0.12%	6.07%	6.07%	17.17%	10.37%	13.30%	15.37%
Centre American Select Equity Fund – Institutional Class	1.52%	8.30%	8.30%	10.44%	6.90%	–	6.77%
S&P 500® Total Return Index	0.12%	6.07%	6.07%	17.17%	10.37%	–	10.40%

*	Inception date of December 21, 2011 for Investor Class. Inception date of January 21, 2014 for Institutional Class.

The performance information quoted above represents past performance, which is not a guarantee of future results, and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains, if any. Current performance may be lower or higher than the performance data quoted. For the most current month-end performance data, please call 855-298-4236.

The S&P 500® Total Return Index is a commonly recognized, market-capitalization weighted index of 500 widely held securities, designed to measure broad U.S. equity performance. You cannot invest directly in an index.

The line graph above shows the performance of Investor Class shares only, since the Investor Class has the longest period of annual returns. The performance of the Institutional Class shares will differ from the performance shown because the Institutional Class shares have different expenses than the Investor Class shares.

Semi-Annual Report | March 31, 2017	5

Centre Active U.S. Treasury Fund	Manager Commentary

March 31, 2017 (Unaudited)

Performance & Strategy Summary

For the six month period ending March 31, 2017, the Centre Active U.S. Treasury Fund Institutional Share Class delivered a total return of -3.3%; the Investor Share Class delivered a total return of -3.5%.

Performance attribution in the Centre Active U.S. Treasury portfolio reflects interest income combined with our active duration management decisions that impact capital gain or loss capture. As there are no corporate or mortgage related securities in the portfolio, there are no “spread” components to performance. Performance during the six month period ending March 31, 2017 reflects the impact of our Interest Rate Scorecard1 investment discipline, which involves the review and adjustments of the portfolio’s targeted duration in light of changing economic conditions and bond market valuations, as well as the uncertainty regarding the speed at which monetary policy normalization would occur. Over this period, our investment  approach  (the  “Interest  Rate  Scorecard”)  targeted  duration  at  zero  (Bearish),  one-half  that  of  the  Treasury  market’s  duration (Moderately Bearish), or equal to that of the Treasury market (Neutral).

Performance in the period primarily reflected the portfolio’s interest rate risk (duration) profile in November and the impact on rates of the Presidential and Congressional elections outcomes.  The Interest Rate Scorecard is a fact based discipline and softening in some labor market conditions, still modest inflation concerns on the part of investors and recently improved bond market valuations indicated no clear direction for interest rate change.  As a result, the portfolio was positioned with a duration consistent with that of the Treasury market to generate a total return from the portfolio’s current yield.

Rates, however, ratcheted upward as investors sold bonds fearing that a Donald Trump Presidency in combination with a Republican Party controlled Congress would spur real growth through tax and regulatory policy reform and infrastructure spending.  Accelerating real growth would produce increased demand for credit putting upward pressure on rates.  As a consequence, portfolio performance suffered along with the Treasury market generally. Events external to the measures employed by our discipline can be either negative, the case this time, or positive in their typically short term performance impact.

The Fund’s investment objective is to maximize total return through capital appreciation and current income. The Fund pursues this objective by using an active interest rate risk management strategy. The portfolio’s duration is adjusted based on a monthly assessment of the likely change in interest rates. Our fundamentally-driven active duration management strategy seeks the potential for capital appreciation and/or preservation in variable interest rate environments by utilizing U.S. Treasury securities including bills, notes, bonds, inflation protected securities (TIPS), cash equivalents and, in certain market environments, futures contracts on U.S. Treasury Notes and Bonds.

The Centre Active U.S. Treasury Fund is intended to serve as a tactical fixed income investment by managing market exposure to achieve performance (i.e., managing beta2 to achieve alpha3). Over time, it is intended to provide the same yield as the Treasury market with attractive diversification benefits. In addition to its capital appreciation and current income generation objectives, the strategy is designed to accommodate both systematic and unforeseen cash needs, given the liquidity of the Treasury market. Furthermore, the utilization of Treasury securities within asset allocation is designed to provide attractive diversification properties, as the correlation between Treasury market returns and those of the U.S. equity market has historically been negative during recession related “bear” equity markets. The Fund’s investment discipline is designed to identify the risks and opportunities of trends and short term deviations in interest rate behavior by incorporating the Fed’s policies, measures of real growth, inflation expectations and market valuations. The Fund’s investment discipline is intended to preserve capital in periods of significant rate increases by decreasing the portfolio duration and provide the flexibility to extend portfolio duration when rates are likely to decline.

Market Review & Outlook

Within the six month period ending March 31, 2017, real growth (GDP adjusted for inflation) during the fourth quarter of 2016 was 2.1% which was in line with consensus estimates of the U.S. economy’s growth potential. At this time, forecasts for real growth in the first quarter of 2017 are wide-ranging. Based on “hard data4”, the Atlanta Federal Reserve Bank projects the U.S. economy grew at 0.2% while the Federal Reserve Bank of New York has a target of 2.7%. However, approaches that use “soft data5” indicate a higher growth rate, such as the St. Louis Federal Reserve Bank’s estimate of 2.7%. Overall, soft data forecasts of future real growth suggest expectations that the economy could approach its 20th century mean of 3% to 3.25%. Despite the Atlanta Fed’s cautious outlook, it appears that expansion continued during the six month period at a pace at or slightly above the economy’s growth potential.

[1]
Interest Rate ScorecardSM is a monthly publication of Centre Asset Management featuring an assessment and analysis of the macroeconomic environment and policy implications for the bond market based on Centre’s proprietary investment discipline.

[2]
Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole. Beta is used in the capital asset pricing model (CAPM), which calculates the expected return of an asset based on its beta and expected market returns.

[3]
Alpha is a measure of performance on a risk-adjusted basis. Alpha takes the volatility (price risk) of a mutual fund and compares its risk adjusted performance to a benchmark index. The excess return of the fund relative to the return of the benchmark index is a fund's alpha.

[4]	Hard Data is defined as data in the form of numbers or graphs, as opposed to qualitative information.
[5]	Soft Data includes non-quantifiable data such as business or consumer sentiment based on survey results.

6	centrefunds.com

Centre Active U.S. Treasury Fund	Manager Commentary

March 31, 2017 (Unaudited)

The Institute for Supply Management (ISM) Reports on Business for the Manufacturing and Non-Manufacturing sectors show improvement in key components such as new orders, production, employment and delivery times. Based on Labor Department data, new hires have averaged approximately 180,000 over the six month period ending March 31, 2017, which suggests a strong labor market and the possibility of some “overheating6”. According to the Chicago Federal Reserve Bank, the top end of estimates for a sustainable rate of employment of new hiring is 110,000. John Williams, President of the San Francisco Federal Reserve Bank, believes the sustainable pace of new hires is only 80,000. The official unemployment rate, also known as U3, of 4.5% is currently below most estimates of NAIRU (Non-accelerating Inflation Rate of Unemployment). Additionally, the Kansas City Federal Reserve Bank’s Labor Force Momentum indicator recently hit an all-time high reading. The Hornstein-Kudlyak-Lange Non-Employment Index7 delivers a message, consistent with the U3 level and the Labor Force Momentum indicator, that labor forces are likely fully employed which creates the potential for higher inflation and wage pressures in the near future.

Inflation has improved lately due to rising energy prices and a slowing in the appreciation of the U.S. dollar relative to foreign currencies. The price deflator for Personal Consumption Expenditures8 (PCE), the Federal Reserve’s preferred gauge of inflation, is currently at an annualized run rate consistent with the Federal Open Market Committee’s (FOMC) 2% target. In addition, the “trimmed mean9” version of PCE, a preferred measure by some FOMC members, is also running at an annual rate in line with the 2% target. Furthermore, the median and trimmed mean calculations of the actual Consumer Price Index10 (CPI) and Core CPI11 used by the Cleveland Federal Reserve Bank are all at or above the 2% target. Moreover, the Atlanta Fed’s Sticky-Price CPI12 and its Wage Growth Tracker13 also support the view that inflation has finally reached the Fed’s optimal level. There continues to be support for overshooting the 2% inflation target in order to make sure that all resources are fully employed since the capacity utilization rate14 remains below its long-term average. Chairwoman Yellen indicated a willingness to let the labor market “overheat” and to allow inflation to move above 2% for a temporary period. The FOMC seems likely to increase the target for the funds rate twice (0.25 point move each time) by the end of 2017 and perhaps three times if forecasts suggest upside risk. The Atlanta Federal Reserve Bank’s Taylor Rule Facility suggests that the FOMC is already 1-2 moves behind its normalization process. In addition, recently released Fed minutes indicate that the Fed may begin the process of bringing its balance sheet assets back from the present level of $4.5 trillion to the 2008 pre-crisis level of $850 billion by allowing its securities to mature. Chairwoman Janet Yellen has suggested in speeches and testimony that she believes the Federal Reserve’s “dual mandate” of achieving  full  employment  and  price  stability  has  been  fairly  successful.  The  Federal  Reserve  began  its  long  awaited  monetary  policy “normalization” process in December 2016, and increased its target for the federal funds rate again in March 2017. During that period, interest rates exhibited volatile behavior but generally moved higher as the yield on the benchmark Constant Maturity 10-year Treasury note increased from 1.6% to 2.4%.

From a long term perspective, interest rates exhibit a significant and positive correlation with the economy’s nominal growth as evidenced by the fact that rates have a real and inflation premium component just as nominal growth has a real and inflation component. The current real potential growth estimate of 1.8% from the Congressional Budget Office and the Fed’s 2% inflation target would imply an eventual 3.8% yield on the 10-year note. In actuality, rates have a tendency to overshoot at both peaks and troughs. Consequently, yields could reach a level of 4% or higher if President Trump’s proposed growth policies are successfully implemented. Assuming continued economic expansion and higher inflation, an upward trajectory in rates is to be expected though the trend will not be smooth. The likelihood that President Trump could deliver pro-growth tax reform and infrastructure spending on a timely basis was likely diminished by the apparent focus on immigration policy and healthcare reform. Globally, political events, including those in the U.K. and France, created uncertainty regarding the stability of the European Union and the nature of Brexit. Political and military situations in North Korea and Syria also added to global uncertainty. In times of concern about any type of risk, the U.S. Treasury market serves as a safe haven.  Policy uncertainties will likely lead to more frequent volatility and of greater magnitude and, as a result, there will be opportunities to profit from neutral as well as bullish calls even in a rising rate environment allowing the Fund to benefit, hopefully, from our flexibility and active duration management decisions.

[6]	Overheating occurs when there is pressure to raise wages due to a strong labor market.
[7]
Hornstein-Kudlyak-Lange Non-Employment Index is an alternative to the standard unemployment rate that includes all non-employed individuals and accounts for persistent differences in their labor market attachment. It provides a more comprehensive reading of labor market health and is based on research first published by Richmond Fed economist Andreas Hornstein, San Francisco Fed economist Marianna Kudlyak, and McGill University economist Fabian Lange.

[8]
Personal Consumption Expenditures is the primary measure of consumer spending on goods and services in the U.S. economy. It accounts for about two-thirds of domestic final spending, and thus it is the primary engine that drives future economic growth.

[9]
Trimmed Mean is a method of averaging that removes a small designated percentage of the largest and smallest values before calculating the mean. After removing the specified observations, the trimmed mean is found using a standard arithmetic averaging formula.

[10]	Consumer Price Index is an index of the variation in prices paid by typical consumers for retail goods and other items.
[11]
Core CPI is equal to CPI minus energy and food prices and is used to measure core inflation. The reason behind excluding energy and food prices is because the prices of these goods can be very volatile.

[12]
Sticky-Price CPI is calculated from a subset of goods and services included in the CPI that change price relatively infrequently. Because these goods and services change price relatively infrequently, they are thought to incorporate expectations about future inflation to a greater degree than prices that change on a more frequent basis.

[13]	Wage Growth Tracker is a measure of the nominal wage growth of individuals.
[14]
Capacity utilization rate measures the proportion of potential economic output that is actually realized. Displayed as a percentage, capacity utilization levels give insight into the overall slack that is in the economy or a firm at a given point in time.

Semi-Annual Report | March 31, 2017	7

Centre Active U.S. Treasury Fund	Manager Commentary

March 31, 2017 (Unaudited)

ASSET TYPE WEIGHTINGS
As a percentage of Net Assets

Government Bond	92.65%
Cash, Cash Equivalents, and Other	7.35%
Totals	100.00%

These allocations may not reflect the current or future positions of the portfolio.

GROWTH OF HYPOTHETICAL $10,000 INVESTMENT THROUGH MARCH 31, 2017

This line graph assumes an initial investment of $10,000 at January 21, 2014, the Fund’s inception date, and that any dividends and distributions are reinvested. This graph depicts the performance of the Fund versus the Barclays Capital U.S. Treasury Index. Unlike the Fund, an index is not available for investment, is unmanaged and does not have expenses that affect the results. The comparison is shown for illustrative purposes only.

TOTAL RETURNS – FOR THE PERIOD ENDED MARCH 31, 2017
	1 Month	3 Month	YTD	1 Year	3 Year	Since Inception (January 21, 2014) Average Annualized
Centre Active U.S. Treasury Fund – Investor Class	-0.04%	0.36%	0.36%	-3.30%	0.44%	0.64%
Centre Active U.S. Treasury Fund – Institutional Class	-0.02%	0.42%	0.42%	-3.05%	0.71%	0.92%
Barclays Capital U.S. Treasury Index	-0.05%	0.67%	0.67%	-1.44%	2.07%	2.15%

The performance information quoted above represents past performance, which is not a guarantee of future results, and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains, if any. Current performance may be lower or higher than the performance data quoted. For the most current month-end performance data, please call 855-298-4236.

Barclays Capital U.S. Treasury Index – includes public obligations of the U.S. Treasury. Treasury bills are excluded by the maturity constraint but are part of a separate Short Treasury Index. In addition, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS, are excluded. You cannot invest directly into an index.

8	centrefunds.com

Centre Active U.S. Tax Exempt Fund	Manager Commentary

March 31, 2017 (Unaudited)

Performance & Strategy Summary

For the six month period ending March 31, 2017, the Centre Active U.S. Tax Exempt Fund Institutional Share Class delivered a total return of -2.3%; the Investor Share Class delivered a total return of -2.4%.

The Fund’s investment objective is to maximize investors’ total return through capital appreciation and current income exempt from federal income tax through investment in a portfolio consisting primarily of federally tax exempt securities of state and local governments in the U.S. and their political subdivisions, agencies and instrumentalities. We attempt to preserve principal and to enhance return by adjusting the Fund’s portfolio duration, which is its sensitivity to interest rate changes. We adjust the portfolio’s duration based on our monthly assessment of the likely change in interest rates. The outlook for interest rate changes focuses on U.S. Treasury yields.

Performance in the period primarily reflected the portfolio’s interest rate risk (duration) profile in November and the impact on rates of the Presidential and Congressional elections outcomes.  The Interest Rate Scorecard is a fact based discipline and softening in some labor market conditions, still modest inflation concerns on the part of investors and recently improved bond market valuations indicated no clear direction for interest rate change.  As a result, the portfolio was positioned with a duration consistent with that of the Municipal bond market to generate a total return from the portfolio’s current yield.

Rates, however, ratcheted upward as investors sold bonds fearing that a Donald Trump Presidency in combination with a Republican Party controlled Congress would spur real growth through tax and regulatory policy reform and infrastructure spending.  Accelerating real growth would produce increased demand for credit putting upward pressure on rates. As a consequence, portfolio performance suffered along with the Municipal bond market generally. Events external to the measures employed by our discipline can be either negative, the case this time, or positive in their typically short term performance impact.

In addition to the negative impact from a rising risk free (U.S. Treasury) yield curve, the elections had an additional negative effect on the Tax-Exempt market. Significant tax reductions as part of any proposed tax reform legislation could potentially reduce the value of federal tax exemption for the interest income from such securities.

The Fund’s portfolio has a strong orientation toward high quality rated municipal securities. This orientation allows us to better manage credit spread risk and to facilitate duration management through the use of U.S. Treasury based futures contracts. We maintain a high quality bias in an effort to avoid losses from price declines associated with credit downgrades or outright defaults. Based on default data through 2014, no security rated Aaa by Moody’s1 has defaulted in the prior 10 years and only 0.01% of securities rated Aa have defaulted over the same time period.

This quality bias has generally kept us out of hospital and airport related issues and out of the issues of many of the states with the largest debt issuance. Many of these states have been plagued with a loss of tax revenue as both businesses and individuals have moved to states with lower tax rates, less regulatory involvement in business activity and where tort reform has taken place or litigation rates are lower. Many of these states also face significant problems with the underfunded status of their pension and health care obligations.

Recent studies have identified many of these states as having very large underfunding per capita. Additionally, if a more realistic discount factor were used, one more in line with current yields, the estimated underfunding across all states would increase from $1.2 trillion to $3.4 trillion. Many of the states facing underfunding issues will have to address them or face a reduction in their debt rating which will worsen the situation by increasing their borrowing costs. A monthly review of the duration of the investments held by the Fund and its overall portfolio provides the opportunity to capture not only the cyclical trend in rates but also the deviations away from the trend that invariably occur. Our fundamentally-driven active duration management includes, in certain market environments, using futures contracts on U.S. Treasury securities. These contracts are exchange traded, backed by cash collateral, extremely liquid with minimal transaction charges, and have a long history of use in risk management. Additionally, they currently receive favorable capital gains tax treatment. As a result, Treasury based futures provide a low cost tax-advantaged means of managing interest rate risk, leaving the Fund’s core municipal security holdings in place to generate tax-free income. The performance of the Fund is intended to reflect this income as well as any change in value experienced by our duration adjustments. Our goal is to provide the tax-advantaged cash flow desired by investors with a contribution to meeting investors’ goals for wealth accumulation through our focus on total returns. Getting a contribution to wealth accumulation from a portfolio’s fixed income allocation has generally become increasingly important as the average age of the U.S. population continues to increase.

Market Review & Outlook

Within the six month period ending March 31, 2017, real growth (GDP adjusted for inflation) during the fourth quarter of 2016 was 2.1% which was in line with consensus estimates of the U.S. economy’s growth potential. At this time, forecasts for real growth in the first quarter of 2017 are wide-ranging. Based on “hard data2”, the Atlanta Federal Reserve Bank projects the U.S. economy grew at 0.2% while the Federal Reserve Bank of New York has a target of 2.7%. However, approaches that use “soft data3” indicate a higher growth rate, such as the St. Louis Federal Reserve Bank’s estimate of 2.7%. Overall, soft data forecasts of future real growth suggest expectations that the economy could approach its 20th century mean of 3% to 3.25%. Despite the Atlanta Fed’s cautious outlook, it appears that expansion continued during the six month period at a pace at or slightly above the economy’s growth potential.

[1]
Moody’s is an independent, unaffiliated and nationally recognized statistical rating organization that rates fixed income securities. Moody’s assigns ratings based on its assessment of risk and the borrower’s ability to make interest payments. Aaa is the highest rating and represents minimum credit risk as per Moody’s. Aa is the next highest grade.

[2]	Hard Data is defined as data in the form of numbers or graphs, as opposed to qualitative information.
[3]	Soft Data includes non-quantifiable data such as business or consumer sentiment based on survey results.

Semi-Annual Report | March 31, 2017	9

Centre Active U.S. Tax Exempt Fund	Manager Commentary

March 31, 2017 (Unaudited)

The ISM Reports on Business for the Manufacturing and Non-Manufacturing sectors show improvement in key components such as new orders, production, employment, and delivery times. Based on Labor Department data, new hires have averaged approximately 180,000 over the six month period ending March 31, 2017, which suggests a strong labor market and the possibility of some “overheating”. According to the Chicago Federal Reserve Bank, the top end of estimates for a sustainable rate of employment of new hiring is 110,000. John Williams, President of the San Francisco Federal Reserve Bank, believes the sustainable pace of new hires is only 80,000. The official unemployment rate, also known as U3, of 4.5% is currently below most estimates of NAIRU (Non-accelerating Inflation Rate of Unemployment). Additionally, the Kansas City Federal Reserve Bank’s Labor Force Momentum indicator recently hit an all-time high reading. The Hornstein-Kudlyak-Lange Non-Employment Index4 delivers a message, consistent with the U3 level and the Labor Force Momentum indicator, that labor forces are likely fully employed which creates the potential for higher inflation and wage pressures in the near future.

Inflation has improved lately due to rising energy prices and a slowing in the appreciation of the U.S. dollar relative to foreign currencies. The price deflator for Personal Consumption Expenditures5 (PCE), the Federal Reserve’s preferred gauge of inflation, is currently at an annualized run rate consistent with the Federal Open Market Committee’s (FOMC) 2% target. In addition, the “trimmed mean6” version of PCE, a preferred measure by some FOMC members, is also running at an annual rate in line with the 2% target. Furthermore, the median and trimmed mean calculations of the actual Consumer Price Index7 (CPI) and Core CPI8 used by the Cleveland Federal Reserve Bank are all at or above the 2% target. Moreover, the Atlanta Fed’s Sticky-Price CPI9 and its Wage Growth Tracker10 also support the view that inflation has finally reached the Fed’s optimal level. There continues to be support for overshooting the 2% inflation target in order to make sure that all resources are fully employed since the capacity utilization rate11 remains below its long-term average. Chairwoman Yellen indicated a willingness to let the labor market “overheat” and to allow inflation to move above 2% for a temporary period. The FOMC seems likely to increase the target for the funds rate twice (0.25 point move each time) by the end of 2017 and perhaps three times if forecasts suggest upside risk. The Atlanta Federal Reserve Bank’s Taylor Rule Facility suggests that the FOMC is already 1-2 moves behind its normalization process. In addition, recently released Fed minutes indicate that the Fed may begin the process of bringing its balance sheet assets back from the present level of $4.5 trillion to the 2008 pre-crisis level of $850 billion by allowing its securities to mature. Chairwoman Janet Yellen has suggested in speeches and testimony that she believes the Federal Reserve’s “dual mandate” of achieving  full  employment  and  price  stability  has  been  fairly  successful.  The  Federal  Reserve  began  its  long  awaited  monetary  policy “normalization” process in December 2016, and increased its target for the federal funds rate again in March 2017. During that period, interest rates exhibited volatile behavior but generally moved higher as the yield on the benchmark Constant Maturity 10-year Treasury note increased from 1.6% to 2.4%.

[4]
Hornstein-Kudlyak-Lange Non-Employment Index is an alternative to the standard unemployment rate that includes all non-employed individuals and accounts for persistent differences in their labor market attachment. It provides a more comprehensive reading of labor market health and is based on research first published by Richmond Fed economist Andreas Hornstein, San Francisco Fed economist Marianna Kudlyak, and McGill University economist Fabian Lange.

[5]
Personal Consumption Expenditures is the primary measure of consumer spending on goods and services in the U.S. economy. It accounts for about two-thirds of domestic final spending, and thus it is the primary engine that drives future economic growth.

[6]
Trimmed Mean is a method of averaging that removes a small designated percentage of the largest and smallest values before calculating the mean. After removing the specified observations, the trimmed mean is found using a standard arithmetic averaging formula.

[7]	Consumer Price Index is an index of the variation in prices paid by typical consumers for retail goods and other items.
[8]
Core CPI is equal to CPI minus energy and food prices and is used to measure core inflation. The reason behind excluding energy and food prices is because the prices of these goods can be very volatile.

[9]
Sticky-Price CPI is calculated from a subset of goods and services included in the CPI that change price relatively infrequently. Because these goods and services change price relatively infrequently, they are thought to incorporate expectations about future inflation to a greater degree than prices that change on a more frequent basis.

[10]	Wage Growth Tracker is a measure of the nominal wage growth of individuals.
[11]
Capacity utilization rate measures the proportion of potential economic output that is actually realized. Displayed as a percentage, capacity utilization levels give insight into the overall slack that is in the economy or a firm at a given point in time.

10	centrefunds.com

Centre Active U.S. Tax Exempt Fund	Manager Commentary

March 31, 2017 (Unaudited)

From a long term perspective, interest rates exhibit a significant and positive correlation with the economy’s nominal growth as evidenced by the fact that rates have a real and inflation premium component just as nominal growth has a real and inflation component. The current real potential growth estimate of 1.8% from the Congressional Budget Office and the Fed’s 2% inflation target would imply an eventual 3.8% yield on the 10-year note. In actuality, rates have a tendency to overshoot at both peaks and troughs. Consequently, yields could reach a level of 4% or higher if President Trump’s proposed growth policies are successfully implemented. Assuming continued economic expansion and higher inflation, an upward trajectory in rates is to be expected though the trend will not be smooth. The likelihood that President Trump could deliver pro-growth tax reform and infrastructure spending on a timely basis was likely diminished by the apparent focus on immigration policy and healthcare reform. Globally, political events, including those in the U.K. and France, created uncertainty regarding the stability of the European Union and the nature of Brexit. Political and military situations in North Korea and Syria also added to global uncertainty. In times of concern about any type of risk, the U.S. Treasury market serves as a safe haven. Policy uncertainties will likely lead to more frequent volatility and of greater magnitude and, as a result, there will be opportunities to profit from neutral as well as bullish calls even in a rising rate environment allowing the Fund to benefit, hopefully, from our focus on quality and active duration management decisions.

Semi-Annual Report | March 31, 2017	11

Centre Active U.S. Tax Exempt Fund	Manager Commentary

March 31, 2017 (Unaudited)

SECTOR WEIGHTINGS
As a percentage of Net Assets

General Obligation	56.85%
Prerefunded Issues	27.67%
Revenue Bonds	10.16%
Cash, Cash Equivalents, and Other	5.32%
Totals	100.00%

These allocations may not reflect the current or future positions of the portfolio.

GROWTH OF HYPOTHETICAL $10,000 INVESTMENT THROUGH MARCH 31, 2017

This line graph assumes an initial investment of $10,000 at September 30, 2006, and that any dividends and distributions are reinvested. The Fund’s performance returns quoted for periods prior to March 18, 2015 is that of Managed Municipal Fund, Inc. (the “Predecessor Fund”), which was reorganized into the Fund on March 17, 2015. Prior there to, the Predecessor Fund was managed by International Strategy & Investment Inc. This graph depicts the performance of the Fund versus the Barclays Capital Pre-Refunded Municipal Bond Index and the Barclays Capital General Obligation Index. Unlike the Fund, an index is not available for investment and is unmanaged and does not have expenses that affect the results. The comparison is shown for illustrative purposes only.

TOTAL RETURNS – FOR THE PERIOD ENDED MARCH 31, 2017

	1 Month	3 Month	YTD	1 Year	3 Year Average Annualized	5 Year Average Annualized	10 Year Average Annualized	Since Inception* Average Annualized
Centre Active U.S. Tax Exempt Fund – Investor	0.16%	0.88%	0.88%	-1.44%	1.59%	1.25%	2.74%	4.53%
Barclays Capital Pre- Refunded Municipal Bond Index	-0.05%	1.00%	1.00%	0.36%	1.06%	1.13%	2.72%	2.12%
Barclays Capital General Obligation Index	0.26%	1.63%	1.63%	-0.12%	3.03%	2.86%	4.30%	5.65%
Centre Active U.S. Tax Exempt Fund – Institutional	0.18%	0.94%	0.94%	-1.21%	1.82%	1.40%	–	1.94%
Barclays Capital Pre- Refunded Municipal Bond Index	-0.05%	1.00%	1.00%	0.36%	1.06%	1.13%	–	1.38%
Barclays Capital General Obligation Index	0.26%	1.63%	1.63%	-0.12%	3.03%	2.86%	–	3.35%

*
Inception date of February 26, 1990 for Investor Class. Inception date of October 7, 2010 for Institutional Class. The Predecessor Fund, which was managed by International Strategy & Investment Inc., was reorganized into the Centre Active U.S. Tax Exempt Fund on March 17, 2015. Centre Asset Management, LLC has been the Fund’s investment adviser since March 18, 2015.

The performance information quoted above represents past performance, which is not a guarantee of future results, and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains, if any. Current performance may be lower or higher than the performance data quoted. For the most current month-end performance data, please call 855-298-4236.

Barclays Capital General Obligation Index is an index that represents average market-weighted performance of general obligations securities that have been issued in the last five years with maturities greater than one year.

Barclays Capital Pre-Refunded Municipal Index is intended to track the overall performance of the U.S. dollar denominated pre-refunded or escrowed-to-maturity tax-exempt bond market.

The line graph above shows the performance of Investor Class shares only, since the Investor Class has the longest period of annual returns. The performance of the Institutional Class shares will differ from the performance shown because the Institutional Class shares have different expenses than the Investor Class shares.

12	centrefunds.com

Centre Funds	Disclosure of Fund Expenses

March 31, 2017 (Unaudited)

Example. As a shareholder of a series of Centre Funds (each series, a “Fund” and together, the “Funds”), you will incur two types of costs:  (1) transaction costs, including any applicable redemption fees; and (2) ongoing costs, including management fees, distribution and/or service  (12b-1) fees (if applicable) and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on October 1, 2016 and held through March 31, 2017.

Actual Expenses. The first line under each class of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period 10/01/2016 – 03/31/2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each class of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if any. Therefore, the second line under each class of the table below is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/01/16	Ending Account Value 03/31/17	Expense Ratio(a)	Expenses Paid, and During Period 10/01/16 03/31/17 (b)
Centre American Select Equity Fund
Investor Class
Actual	$1,000.00	$1,067.50	1.05%	$5.41
Hypothetical (5% return before expenses)	$1,000.00	$1,019.70	1.05%	$5.29
Institutional Class
Actual	$1,000.00	$1,069.40	0.95%	$4.90
Hypothetical (5% return before expenses)	$1,000.00	$1,020.19	0.95%	$4.78
Centre Active U.S. Treasury Fund
Investor Class
Actual	$1,000.00	$965.20	0.85%	$4.16
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	0.85%	$4.28
Institutional Class
Actual	$1,000.00	$966.80	0.60%	$2.94
Hypothetical (5% return before expenses)	$1,000.00	$1,021.94	0.60%	$3.02
Centre Active U.S. Tax Exempt Fund
Investor Class
Actual	$1,000.00	$976.00	0.95%	$4.68
Hypothetical (5% return before expenses)	$1,000.00	$1,020.19	0.95%	$4.78
Institutional Class
Actual	$1,000.00	$977.10	0.70%	$3.45
Hypothetical (5% return before expenses)	$1,000.00	$1,021.44	0.70%	$3.53

(a)	Annualized, based on the Fund's most recent fiscal half year expenses less any waivers/reimbursements.
(b)
Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182), divided by 365.

Semi-Annual Report | March 31, 2017	13

Centre American Select Equity Fund	Schedule of Investments

March 31, 2017 (Unaudited)

	Shares	Value
COMMON STOCKS (98.93%)
Consumer Discretionary (20.98%)
Hotels, Restaurants & Leisure (3.56%)
Carnival Corp.	47,620	$2,805,294
Starbucks Corp.	28,140	1,643,095
		4,448,389

Internet & Catalog Retail (4.49%)
Amazon.com, Inc.(a)	6,330	5,611,798

Internet & Direct Marketing Retail (2.11%)
Netflix, Inc.(a)	17,790	2,629,540

Media (5.29%)
CBS Corp., Class B	33,570	2,328,415
Comcast Corp., Class A	55,100	2,071,209
Twenty-First Century Fox, Inc., Class A	68,190	2,208,674
		6,608,298

Multiline Retail (1.07%)
Nordstrom, Inc.	28,640	1,333,765

Specialty Retail (2.30%)
Home Depot, Inc.	19,567	2,873,023

Textiles, Apparel & Luxury Goods (2.16%)
Coach, Inc.	65,220	2,695,542

Total Consumer Discretionary		26,200,355

Consumer Staples (8.94%)
Beverages (1.91%)
PepsiCo, Inc.	21,349	2,388,099

Food & Staples Retailing (1.00%)
Whole Foods Market, Inc.	41,920	1,245,863

Food Products (0.94%)
The JM Smucker Co.	8,940	1,171,855

Household Products (3.83%)
Colgate-Palmolive Co.	23,730	1,736,799
Kimberly-Clark Corp.	12,760	1,679,599
Procter & Gamble Co.	15,210	1,366,618
		4,783,016

Tobacco (1.26%)
Altria Group, Inc.	22,110	1,579,096

Total Consumer Staples		11,167,929

Energy (3.12%)
Oil, Gas & Consumable Fuels (3.12%)
Noble Energy, Inc.	75,360	2,587,862
The Williams Cos., Inc.	44,220	1,308,470
		3,896,332
Total Energy		3,896,332

Financials (4.37%)
Banks (4.37%)
Bank of America Corp.	93,100	2,196,229

	Shares	Value
Financials (continued)
Banks (continued)
Regions Financial Corp.	128,690	$1,869,866
Zions Bancorporation	33,200	1,394,400
		5,460,495
Total Financials		5,460,495

Health Care (13.64%)
Health Care Equipment & Supplies (4.17%)
Becton Dickinson and Co.	12,900	2,366,376
CR Bard, Inc.	11,430	2,840,812
		5,207,188

Health Care Providers & Services (2.97%)
UnitedHealth Group, Inc.	22,590	3,704,986

Pharmaceuticals (6.50%)
Johnson & Johnson	29,960	3,731,518
Merck & Co., Inc.	47,690	3,030,222
Pfizer, Inc.	39,770	1,360,532
		8,122,272
Total Health Care		17,034,446

Industrials (10.43%)
Aerospace & Defense (3.97%)
General Dynamics Corp.	9,750	1,825,200
L3 Technologies, Inc.	9,130	1,509,098
Raytheon Co.	10,680	1,628,700
		4,962,998

Construction & Engineering (2.02%)
Quanta Services, Inc.(a)	68,080	2,526,449

Industrial Conglomerates (2.64%)
General Electric Co.	110,530	3,293,794

Machinery (1.80%)
Parker-Hannifin Corp.	14,000	2,244,480

Total Industrials		13,027,721

Information Technology (34.44%)
Electronic Equipment & Instruments (1.73%)
Corning, Inc.	79,980	2,159,460

Internet Software & Services (10.02%)
Alphabet, Inc., Class A(a)	4,190	3,552,282
Alphabet, Inc., Class C(a)	4,195	3,480,004
Facebook, Inc., Class A(a)	38,550	5,476,028
		12,508,314

IT Services (1.56%)
Visa, Inc., Class A	21,900	1,946,253

Semiconductors & Semiconductor Equipment (5.77%)
Applied Materials, Inc.	44,220	1,720,158
KLA-Tencor Corp.	23,960	2,277,877
NVIDIA Corp.	29,490	3,212,346
		7,210,381

Software (9.45%)
Activision Blizzard, Inc.	45,720	2,279,599

14	centrefunds.com

Centre American Select Equity Fund	Schedule of Investments

March 31, 2017 (Unaudited)

	Shares	Value
Information Technology (continued)
Software (continued)
Adobe Systems, Inc.(a)	27,640	$3,596,793
Microsoft Corp.	89,897	5,920,617
		11,797,009

Technology Hardware, Storage & Peripherals (5.91%)
Apple, Inc.	51,408	7,385,273

Total Information Technology		43,006,690

Real Estate (1.50%)
Real Estate Management & Development (1.50%)
CBRE Group, Inc., Class A(a)	53,750	1,869,962

Total Real Estate		1,869,962

Utilities (1.51%)
Electric Utilities (1.51%)
Exelon Corp.	52,480	1,888,230

Total Utilities		1,888,230

TOTAL COMMON STOCKS (Cost $84,497,063)		123,552,160

	Expiration Date	Exercise Price	Contracts	Value
PURCHASED OPTIONS (0.94%)
Puts (0.94%)
S&P 500® Index Put Options:
	9/16/2017	$2,100.00	510	1,178,100

Total Puts				1,178,100

TOTAL PURCHASED OPTIONS (Cost $1,782,829)				1,178,100

	7-Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.16%)
Money Market Fund (0.16%)
Dreyfus Treasury Prime Cash Management, Institutional Class	0.49400%	195,557	195,557

TOTAL SHORT TERM INVESTMENTS (Cost $195,557)			195,557

TOTAL INVESTMENTS (100.03%) (Cost $86,475,449)			$124,925,817
Liabilities in Excess of Other Assets (-0.03%)			(36,754)
NET ASSETS (100.00%)			$124,889,063

(a)	Non-income producing security.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2017	15

Centre Active U.S. Treasury Fund	Schedule of Investments

March 31, 2017 (Unaudited)

	Principal Amount	Value
U.S. GOVERNMENT BONDS & NOTES (92.65%)
U.S. Treasury Bonds (79.39%)
8/15/2017, 8.875%	$4,400,000	$4,529,747
8/15/2019, 8.125%	8,956,000	10,365,872
2/15/2020, 8.500%	6,000,000	7,188,984
8/15/2020, 8.750%	8,456,000	10,427,305
2/15/2043, 3.125%	6,000,000	6,119,178
5/15/2044, 3.375%	6,000,000	6,402,540
Total U.S. Treasury Bonds		45,033,626

U.S. Treasury Notes (13.26%)
7/31/2021, 2.250%	2,200,000	2,236,436
11/15/2022, 1.625%	1,500,000	1,465,460
5/15/2024, 2.500%	1,500,000	1,526,690
8/15/2024, 2.375%	1,000,000	1,007,910
11/15/2025, 2.250%	1,300,000	1,288,904
Total U.S. Treasury Notes		7,525,400

TOTAL U.S. GOVERNMENT BONDS & NOTES (Cost $50,990,532)		52,559,026

	7-Day Yield	Shares	Value
SHORT TERM INVESTMENTS (2.40%)
Money Market Fund (2.40%)
Dreyfus Treasury Prime Cash Management, Institutional Class	0.49400%	1,358,543	1,358,543

TOTAL SHORT TERM INVESTMENTS (Cost $1,358,543)			1,358,543

TOTAL INVESTMENTS (95.05%) (Cost $52,349,075)			$53,917,569
Other Assets In Excess Of Liabilities (4.95%)			2,809,364	(a)
NET ASSETS (100.00%)			$56,726,933

(a)	Includes cash which is being held as collateral for futures contracts.

FUTURES CONTRACTS
At March 31, 2017, the Fund had outstanding futures contracts:

Description	Position	Contracts	Expiration Date	Underlying Face Amount At Value	Unrealized Depreciation
Fixed Income
Contracts
U.S. 10 Year Treasury Note Future	Short	20	6/21/2017	$(2,491,250)	$(32,220)
U.S. 2 Year Treasury Note Future	Short	111	6/30/2017	(24,026,296)	(76,475)
U.S. 5 Year Treasury Note Future	Short	90	6/30/2017	(10,595,390)	(97,167)
U.S. Treasury Long Bond Future	Short	32	6/21/2017	(4,827,000)	(136,053)
U.S. Ultra Long Term U.S. Treasury Bond Future	Short	48	6/21/2017	(7,710,000)	(240,082)
				$(49,649,936)	$(581,997)

See Notes to Financial Statements.

16	centrefunds.com

Centre Active U.S. Tax Exempt Fund	Schedule of Investments

March 31, 2017 (Unaudited)

	Principal Amount	Value
MUNICIPAL BONDS (94.68%)
General Obligation (56.85%)
Arlington County, VA
8/15/2024, 4.000%	$1,000,000	$1,137,710
Baltimore County, MD
8/1/2022, 4.000%	1,000,000	1,083,420
City of Arlington, TX
8/15/2025, 5.000%	850,000	1,026,511
City of Columbus, OH, Series 2013 1
7/1/2029, 4.000%	500,000	543,365
City of San Antonio, TX
2/1/2024, 5.000%	750,000	892,275
Dallas Independent School District, TX
2/15/2019, 5.000%	1,000,000	1,072,210
Delaware State, Series 2013 A
8/1/2026, 3.000%	1,500,000	1,550,685
Fairfax County, VA, Series A
10/1/2027, 3.000%	1,500,000	1,529,295
King County, WA, Series E
12/1/2029, 5.000%	1,000,000	1,190,030
Mecklenburg County, NC, Series A
4/1/2030, 3.000%	1,500,000	1,507,425
Montgomery County, MD, Series B
11/1/2027, 5.000%	1,000,000	1,201,260
North Carolina State, Series B
6/1/2026, 5.000%	1,500,000	1,825,680
State of Ohio, Series 2015 B
6/15/2035, 5.000%	1,000,000	1,124,670
Texas State, Series E
8/1/2024, 5.000%	765,000	917,120
Wake County, NC, Series A
5/1/2029, 3.000%	1,500,000	1,513,275
Total General Obligation		18,114,931

Prerefunded Issues(a) (27.67%)
Arizona State, Water Infrastructure Finance Authority, Series A, 10/01/19 @ 100
10/1/2021, 5.000%	1,000,000	1,093,680
City of Norfolk, VA, Series C, 4/01/21 @ 100
10/1/2027, 5.000%	635,000	722,592
Louisiana State, Series A, 5/01/19 @ 100
5/1/2024, 5.000%	500,000	539,840
Oregon State, Lottery Revenue, Series A, 4/01/19 @ 100
4/1/2021, 5.000%	1,000,000	1,076,720
Prince George's County, MD, Public Improvements, 7/15/18 @ 100
7/15/2026, 4.125%	1,000,000	1,040,740
Tennessee State, Series A, 5/01/17 @ 100
5/1/2027, 5.000%	1,000,000	1,003,060
Utah State, Series A, 07/01/21 @ 100
7/1/2023, 5.000%	1,500,000	1,716,135

	Principal Amount	Value
Prerefunded Issues(a) (continued)
Virginia State, Resources Authority Clean Water Revenue, 10/01/19 @ 100
10/1/2028, 4.500%	$1,500,000	$1,624,095
Total Prerefunded Issues		8,816,862

Revenue Bonds (10.16%)
Gwinnett County, GA, Water & Sewerage Authority, Series A
8/1/2028, 4.000%	1,000,000	1,045,840
New York State, Environmental Facilities Corp.
11/15/2033, 5.000%	1,000,000	1,154,170
Washington, MD, Suburban Sanitation District, Public Improvements
6/1/2026, 3.000%	1,000,000	1,037,780
Total Revenue Bonds		3,237,790

TOTAL MUNICIPAL BONDS (Cost $29,656,168)		30,169,583

	7-Day Yield	Shares	Value
SHORT TERM INVESTMENTS (1.98%)
Money Market Fund (1.98%)
Dreyfus Treasury Prime Cash Management, Institutional Class	0.49400%	631,923	631,923

TOTAL SHORT TERM INVESTMENTS (Cost $631,923)			631,923

TOTAL INVESTMENTS (96.66%) (Cost $30,288,091)			$30,801,506
Other Assets In Excess Of Liabilities (3.34%)			1,064,464	(b)
NET ASSETS (100.00%)			$31,865,970

(a)
Prerefunded Issues are bonds which are prerefunded and collateralized by U.S. Treasury securities held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

(b)	Includes cash which is being held as collateral for futures contracts.

Semi-Annual Report | March 31, 2017	17

Centre Active U.S. Tax Exempt Fund	Schedule of Investments

March 31, 2017 (Unaudited)

FUTURES CONTRACTS
At March 31, 2017, the Fund had outstanding futures contracts:

Description	Position	Contracts	Expiration Date	Underlying Face Amount At Value	Unrealized Depreciation
Fixed Income Contracts
U.S. 10 Year Treasury Note Future	Short	38	6/21/2017	$(4,733,375)	$(61,218)
U.S. 2 Year Treasury Note Future	Short	23	6/30/2017	(4,978,422)	(15,487)
U.S. 5 Year Treasury Note Future	Short	75	6/30/2017	(8,829,492)	(80,387)
				$(18,541,289)	$(157,091)

See Notes to Financial Statements.

18	centrefunds.com

Centre Funds	Statements of Assets and Liabilities

March 31, 2017 (Unaudited)

	Centre American Select Equity Fund	Centre Active U.S. Treasury Fund	Centre Active U.S. Tax Exempt Fund
ASSETS:
Investments, at value	$124,925,817	$53,917,569	$30,801,506
Receivable for dividends and interest	125,437	440,642	382,508
Deposit with broker for futures contracts	14,838	2,491,971	736,234
Receivable for shares sold	2,539	–	–
Prepaid and other assets	20,392	17,805	24,796
Total Assets	125,089,023	56,867,987	31,945,044
LIABILITIES:
Variation margin payable	–	52,813	22,414
Payable to administrator	16,287	7,628	6,145
Payable to transfer agent	7,895	7,004	2,906
Payable for shares redeemed	28,024	10,165	8,512
Payable to investment adviser	57,567	19,831	14,912
Accrued 12b-1 and service fees	37,713	14,072	5,837
Payable for custodian fees	2,505	1,396	896
Payable for printing	5,924	2,547	1,046
Payable for legal and audit fees	28,036	18,535	11,397
Payable to Trustees	11,298	4,903	2,899
Payable under the Chief Compliance Officer Services Agreement	3,503	1,320	834
Other payables	1,208	840	1,276
Total Liabilities	199,960	141,054	79,074
NET ASSETS	$124,889,063	$56,726,933	$31,865,970
NET ASSETS CONSIST OF:
Paid-in capital	$80,195,402	$56,090,379	$31,357,108
Accumulated net investment income/(loss)	(1,231,022)	(1,030,882)	3,522
Accumulated net realized gain	7,474,315	680,939	149,016
Net unrealized appreciation	38,450,368	986,497	356,324
NET ASSETS	$124,889,063	$56,726,933	$31,865,970
INVESTMENTS, AT COST	$86,475,449	$52,349,075	$30,288,091
PRICING OF SHARES
Investor Class
Net Assets	$122,083,179	$52,716,997	$25,068,934
Shares outstanding	10,167,463	5,378,412	2,494,245
Net Asset Value, offering and redemption price per share	$12.01	$9.80	$10.05
Institutional Class
Net Assets	$2,805,884	$4,009,936	$6,797,036
Shares outstanding	233,682	406,335	680,249
Net Asset Value, offering and redemption price per share	$12.01	$9.87	$9.99

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2017	19

Centre Funds	Statements of Operations

  March 31, 2017 (Unaudited)

	Centre American Select Equity Fund	Centre Active U.S. Treasury Fund	Centre Active U.S. Tax Exempt Fund
INVESTMENT INCOME:
Interest	$–	$879,559	$522,999
Dividends	1,098,097	–	–
Total Investment Income	1,098,097	879,559	522,999

EXPENSES:
Investment advisory fees	487,460	134,025	71,119
Administration fees	82,300	42,352	24,727
Transfer agent fees	31,884	30,009	15,335
Custodian fees	7,663	4,464	2,787
Legal fees	62,233	34,650	16,516
Audit fees	6,258	6,258	6,258
Trustees' fees and expenses	21,621	10,485	5,681
Registration/filing fees	11,376	11,891	15,929
12b-1 fees (Investor Class)	131,434	61,075	25,759
Shareholder service fees	59,993	11,956	3,982
Printing fees	12,287	4,625	1,855
Chief Compliance Officer services fees	15,917	7,738	4,223
Miscellaneous expenses	5,733	3,228	2,174
Total expenses before waivers	936,159	362,756	196,345
Fees waived/reimbursed by investment adviser (Investor Class) (Note 5)	(249,459)	(78,279)	(27,597)
Fees waived/reimbursed by investment adviser (Institutional Class) (Note 5)	(9,277)	(12,891)	(8,768)
Net Expenses	677,423	271,586	159,980
Net Investment Income	420,674	607,973	363,019

Net realized gain on investments	7,773,875	213,286	67,999
Net realized gain on futures contracts	–	573,985	81,043
Total realized gain	7,773,875	787,271	149,042
Net change in unrealized depreciation on investments	(639,343)	(3,735,599)	(1,392,815)
Net change in unrealized depreciation on futures contracts	–	(581,997)	(157,091)
Total change in unrealized depreciation	(639,343)	(4,317,596)	(1,549,906)
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCIES	7,134,532	(3,530,325)	(1,400,864)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,555,206	$(2,922,352)	$(1,037,845)

See Notes to Financial Statements.

20	centrefunds.com

Centre American Select Equity Fund	Statements of Changes in Net Assets

	For The Six Months Ending March 31, 2017 (Unaudited)	For The Year Ended September 30, 2016
OPERATIONS:
Net investment income	$420,674	$1,256,963
Net realized gain	7,773,875	416,914
Net change in unrealized appreciation/(depreciation)	(639,343)	15,026,114
Net increase in net assets resulting from operations	7,555,206	16,699,991
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor	(2,562,013)	(279,212)
Institutional	(48,218)	(37,858)
From net realized gains on investments
Investor	(1,538,098)	(14,442,532)
Institutional	(24,861)	(1,726,291)
Total distributions	(4,173,190)	(16,485,893)
CAPITAL SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	517,588	835,393
Shares issued in reinvestment of distributions	3,956,485	13,913,226
Cost of shares redeemed	(12,377,390)	(36,640,157)
Redemption fees	132	71
Net decrease from capital share transactions	(7,903,185)	(21,891,467)
Institutional Class
Proceeds from sale of shares	754,365	3,879,869
Shares issued in reinvestment of distributions	73,079	1,557,127
Cost of shares redeemed	(18,712,981)	(1,684,776)
Net increase/(decrease) from capital share transactions	(17,885,537)	3,752,220
Net decrease in net assets	(22,406,706)	(17,925,149)
NET ASSETS:
Beginning of period	147,295,769	165,220,918
End of period*	$124,889,063	$147,295,769
*Including accumulated net investment income/(loss) of:	$(1,231,022)	$958,535

OTHER INFORMATION:
Share Transactions:
Investor Class
Beginning shares	10,837,210	12,703,605
Shares sold	44,805	72,765
Shares issued in reinvestment of dividends	354,206	1,237,832
Shares redeemed	(1,068,758)	(3,176,992)
Ending Shares	10,167,463	10,837,210
Institutional Class
Beginning shares	1,803,739	1,446,420
Shares sold	64,199	365,309
Shares issued in reinvestment of dividends	6,542	138,288
Shares redeemed	(1,640,798)	(146,278)
Ending Shares	233,682	1,803,739

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2017	21

Centre Active U.S. Treasury Fund	Statements of Changes in Net Assets

	For The Six Months Ending March 31, 2017 (Unaudited)	For The Year Ended September 30, 2016
OPERATIONS:
Net investment income	$607,973	$1,487,886
Net realized gain	787,271	8,843
Net change in unrealized appreciation/(depreciation)	(4,317,596)	705,025
Net increase/(decrease) in net assets resulting from operations	(2,922,352)	2,201,754
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor	(1,473,577)	–
Institutional	(165,278)	–
From net realized gains on investments
Investor	(89,058)	–
Institutional	(6,598)	–
Total distributions	(1,734,511)	–
CAPITAL SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	1,159,658	6,510,827
Shares issued in reinvestment of distributions	1,218,842	–
Cost of shares redeemed	(9,333,455)	(24,588,246)
Net decrease from capital share transactions	(6,954,955)	(18,077,419)
Institutional Class
Proceeds from sale of shares	167,142	2,580,234
Shares issued in reinvestment of distributions	158,066	–
Cost of shares redeemed	(16,478,953)	(3,652,619)
Net decrease from capital share transactions	(16,153,745)	(1,072,385)
Net decrease in net assets	(27,765,563)	(16,948,050)
NET ASSETS:
Beginning of period	84,492,496	101,440,546
End of period*	$56,726,933	$84,492,496
*Including accumulated net investment loss of:	$(1,030,882)	$–

OTHER INFORMATION:
Share Transactions:
Investor Class
Beginning shares	6,071,514	7,838,728
Shares sold	115,959	631,194
Shares issued in reinvestment of dividends	123,866	–
Shares redeemed	(932,927)	(2,398,408)
Ending Shares	5,378,412	6,071,514
Institutional Class
Beginning shares	2,007,623	2,109,447
Shares sold	16,803	246,940
Shares issued in reinvestment of dividends	15,779	–
Shares redeemed	(1,633,870)	(348,764)
Ending Shares	406,335	2,007,623

See Notes to Financial Statements.

22	centrefunds.com

Centre Active U.S. Tax Exempt Fund	Statements of Changes in Net Assets

	For The Six Months Ending March 31, 2017 (Unaudited)	For The Year Ended September 30, 2016
OPERATIONS:
Net investment income	$363,019	$920,522
Net realized gain	149,042	473,904
Net change in unrealized appreciation/(depreciation)	(1,549,906)	97,028
Net increase/(decrease) in net assets resulting from operations	(1,037,845)	1,491,454
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor	(282,584)	(168,626)
Institutional	(79,123)	(750,391)
From net realized gains on investments
Investor	(376,138)	(154,719)
Institutional	(97,777)	(805,582)
Total distributions	(835,622)	(1,879,318)
CAPITAL SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	291,891	2,695,555
Shares issued in reinvestment of distributions	512,644	1,177,988
Cost of shares redeemed	(8,121,260)	(10,764,784)
Net decrease from capital share transactions	(7,316,725)	(6,891,241)
Institutional Class
Proceeds from sale of shares	–	227,584
Shares issued in reinvestment of distributions	124,804	257,918
Cost of shares redeemed	(284,693)	(582,814)
Net decrease from capital share transactions	(159,889)	(97,312)
Net decrease in net assets	(9,350,081)	(7,376,417)
NET ASSETS:
Beginning of period	41,216,051	48,592,468
End of period*	$31,865,970	$41,216,051
*Including accumulated net investment income of:	$3,522	$2,210

OTHER INFORMATION:
Share Transactions:
Investor Class
Beginning shares	3,214,038	3,863,475
Shares sold	28,911	253,972
Shares issued in reinvestment of dividends	51,008	112,361
Shares redeemed	(799,712)	(1,015,770)
Ending Shares	2,494,245	3,214,038
Institutional Class
Beginning shares	696,140	705,177
Shares sold	–	21,528
Shares issued in reinvestment of dividends	12,489	24,730
Shares redeemed	(28,380)	(55,294)
Ending Shares	680,249	696,140

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2017	23

Centre American Select Equity Fund	Financial Highlights

Investor Class	For a share outstanding throughout the periods presented.

	For the Six Months Ended March 31, 2017 (Unaudited)		For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014(a)		For the Year Ended September 30, 2013		For the Period December 21, 2011 (Inception) to September 30, 2012
NET ASSET VALUE, BEGINNING OF PERIOD	$11.65		$11.67	$12.08	$10.38		$11.79		$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.04		0.09	0.07	0.06		0.09		0.07
Net realized and unrealized gain/(loss) on investments	0.72		1.11	(0.31)	1.73		0.97		1.72
Total income/(loss) from investment operations	0.76		1.20	(0.24)	1.79		1.06		1.79

DISTRIBUTIONS:
Net investment income	(0.25)		(0.02)	(0.17)	(0.09)		(0.18)		–
Net realized gains on investments	(0.15)		(1.20)	–	(0.00	)(c)	(2.29)		–
Total distributions	(0.40)		(1.22)	(0.17)	(0.09)		(2.47)		–
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 2)	0.00	(d)	0.00 (d)	0.00 (d)	0.00	(d)	0.00	(d)	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.36		(0.02)	(0.41)	1.70		(1.41)		1.79
NET ASSET VALUE, END OF PERIOD	$12.01		$11.65	$11.67	$12.08		$10.38		$11.79

Total Return(e)	6.75%		10.74%	(2.07%)	17.31%		12.30%		17.90%

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$122,083		$126,238	$148,314	$116,045		$129,765		$24,220

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	0.64	%(f)	0.77%	0.58%	0.53%		0.88%		0.69	%(f)
Operating expenses excluding reimbursement/waiver	1.46	%(f)	1.36%	1.33%	1.43%		1.51%		2.32	%(f)
Operating expenses including reimbursement/waiver	1.05	%(f)	1.05%	1.05%	1.05%		1.06	%(g)	1.25	%(f)

PORTFOLIO TURNOVER RATE	41	%(h)	74%	105%	72%		175%		67	%(h)

(a)	Prior to January 21, 2014, the Centre American Select Equity Fund was named the Drexel Hamilton Centre American Equity Fund.
(b)	Calculated using the average shares method.
(c)	Less than $(0.005) per share.
(d)	Less than $0.005 per share.
(e)
Total returns are for the period indicated and have not been annualized.  Total returns would have been lower had certain expenses not been waived during the period.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(f)	Annualized.
(g)	Effective January 11, 2013, the net expense limitation changed from 1.25% to 1.05%.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

24	centrefunds.com

Centre American Select Equity Fund	Financial Highlights

Institutional Class	For a share outstanding throughout the periods presented.

	For the Six Months Ended March 31, 2017 (Unaudited)		For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Period January 21, 2014 (Inception) to September 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$11.67		$11.69	$12.08	$11.39
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.04		0.10	0.08	0.05
Net realized and unrealized gain/(loss) on investments	0.74		1.11	(0.30)	0.64
Total income/(loss) from investment operations	0.78		1.21	(0.22)	0.69

DISTRIBUTIONS:
Net investment income	(0.29)		(0.03)	(0.17)	–
Net realized gains on investments	(0.15)		(1.20)	–	–
Total distributions	(0.44)		(1.23)	(0.17)	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.34		(0.02)	(0.39)	0.69
NET ASSET VALUE, END OF PERIOD	$12.01		$11.67	$11.69	$12.08

Total Return(b)	6.94%		10.74%	(1.89%)	6.06%

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$2,806		$21,058	$16,907	$15,826

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	0.72	%(c)	0.88%	0.67%	0.65	%(c)
Operating expenses excluding reimbursement/waiver	1.16	%(c)	1.13%	1.11%	1.26	%(c)
Operating expenses including reimbursement/waiver	0.95	%(c)	0.95%	0.95%	0.95	%(c)

PORTFOLIO TURNOVER RATE	41	%(d)	74%	105%	72	%(d)

(a)	Calculated using the average shares method.
(b)
Total returns are for the period indicated and have not been annualized.  Total returns would have been lower had certain expenses not been waived during the period.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2017	25

Centre Active U.S. Treasury Fund	Financial Highlights

Investor Class	For a share outstanding throughout the periods presented.

	For the Six Months Ended March 31, 2017 (Unaudited)		For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Period January 21, 2014 (Inception) to September 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$10.44		$10.19	$10.07	$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.09		0.16	0.12	0.00	(b)
Net realized and unrealized gain/(loss) on investments	(0.45)		0.09	0.13	0.07
Total income/(loss) from investment operations	(0.36)		0.25	0.25	0.07

DISTRIBUTIONS:
Net investment income	(0.26)		–	(0.05)	–
Net realized gains on investments	(0.02)		–	(0.08)	–
Total distributions	(0.28)		–	(0.13)	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.64)		0.25	0.12	0.07
NET ASSET VALUE, END OF PERIOD	$9.80		$10.44	$10.19	$10.07

Total Return(c)	(3.48%)		2.45%	2.48%	0.70%

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$52,717		$63,398	$79,867	$5

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	1.80	%(d)	1.56%	1.20%	0.07	%(d)
Operating expenses excluding reimbursement/waiver	1.13	%(d)	1.09%	0.94%	2.09	%(d)
Operating expenses including reimbursement/waiver	0.85	%(d)	0.85%	0.85%	0.85	%(d)

PORTFOLIO TURNOVER RATE	4	%(e)	2%	70%	439	%(e)

(a)	Calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)
Total returns are for the period indicated and have not been annualized.  Total returns would have been lower had certain expenses not been waived during the period.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

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Centre Active U.S. Treasury Fund	Financial Highlights

Institutional Class	For a share outstanding throughout the periods presented.

	For the Six Months Ended March 31, 2017 (Unaudited)		For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Period January 21, 2014 (Inception) to September 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$10.51		$10.23	$10.09	$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.10		0.19	0.09	0.02
Net realized and unrealized gain/(loss) on investments	(0.45)		0.09	0.19	0.07
Total income/(loss) from investment operations	(0.35)		0.28	0.28	0.09

DISTRIBUTIONS:
Net investment income	(0.27)		–	(0.06)	–
Net realized gains on investments	(0.02)		–	(0.08)	–
Total distributions	(0.29)		–	(0.14)	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.64)		0.28	0.14	0.09
NET ASSET VALUE, END OF PERIOD	$9.87		$10.51	$10.23	$10.09

Total Return(b)	(3.32%)		2.74%	2.73%	0.90%

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$4,010		$21,095	$21,573	$14,514

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	1.95	%(c)	1.81%	0.94%	0.29	%(c)
Operating expenses excluding reimbursement/waiver	0.86	%(c)	0.84%	1.01%	1.86	%(c)
Operating expenses including reimbursement/waiver	0.60	%(c)	0.60%	0.60%	0.60	%(c)

PORTFOLIO TURNOVER RATE	4	%(d)	2%	70%	439	%(d)

(a)	Calculated using the average shares method.
(b)
Total returns are for the period indicated and have not been annualized.  Total returns would have been lower had certain expenses not been waived during the period.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2017	27

Centre Active U.S. Tax Exempt Fund	Financial Highlights

Investor Class	For a share outstanding throughout the periods presented.

	For the Six Months Ended March 31, 2017 (Unaudited)		For the Year Ended September 30, 2016	For the Period November 1, 2014 to September 30, 2015(a)(b)		For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$10.55		$10.65	$10.68		$10.57	$11.18
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.10		0.22	0.19		0.22	0.24
Net realized and unrealized gain/(loss) on investments	(0.36)		0.13	(0.03)		0.19	(0.56)
Total income/(loss) from investment operations	(0.26)		0.35	0.16		0.41	(0.32)

DISTRIBUTIONS:
Net investment income	(0.10)		(0.22)	(0.19)		(0.22)	(0.24)
Net realized gains on investments	(0.14)		(0.23)	–		(0.08)	(0.05)
Total distributions	(0.24)		(0.45)	(0.19)		(0.30)	(0.29)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.50)		(0.10)	(0.03)		0.11	(0.61)
NET ASSET VALUE, END OF PERIOD	$10.05		$10.55	$10.65		$10.68	$10.57

Total Return(d)	(2.40%)		3.29%	1.51%		3.95%	(2.90%)

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$25,069		$33,913	$41,127		$61,869	$83,371

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	2.00	%(e)	2.03%	1.90	%(e)	2.09%	2.20%
Operating expenses excluding reimbursement/waiver	1.14	%(e)	1.13%	1.09	%(e)	1.16%	1.04%
Operating expenses including reimbursement/waiver	0.95	%(e)	0.95%	1.03	%(e)(f)	1.16%	1.04%

PORTFOLIO TURNOVER RATE	0	%(g)	6%	32	%(g)	6%	13%

(a)
Centre Active U.S. Tax Exempt Fund ("the Fund") is the successor to Managed Municipal Fund, Inc. (the "Acquired Fund") through a reorganization, the closing date for which was March 17, 2015. The fiscal year end of the Acquired Fund was October 31st. The fiscal year end of the Centre Active U.S. Tax Exempt Fund is September 30th.

(b)	As part of the reorganization Class A shareholders of the Acquired Fund exchanged such shares for Investor Class shares of the Fund.
(c)	Calculated using the average shares method.
(d)
Total returns are for the period indicated and have not been annualized.  Total returns would have been lower had certain expenses not been waived during the period.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(e)	Annualized.
(f)	Effective March 17, 2015, a net expense limitation of 0.95% was implemented. Prior to this date, there was no expense cap.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

28	centrefunds.com

Centre Active U.S. Tax Exempt Fund	Financial Highlights

Institutional Class	For a share outstanding throughout the periods presented.

	For the Six Months Ended March 31, 2017 (Unaudited)		For the Year Ended September 30, 2016	For the Period November 1, 2014 to September 30, 2015(a)(b)		For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$10.49		$10.59	$10.62		$10.57	$11.19
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.11		0.24	0.21		0.24	0.27
Net realized and unrealized gain/(loss) on investments	(0.35)		0.13	(0.03)		0.14	(0.57)
Total income/(loss) from investment operations	(0.24)		0.37	0.18		0.38	(0.30)

DISTRIBUTIONS:
Net investment income	(0.12)		(0.24)	(0.21)		(0.25)	(0.27)
Net realized gains on investments	(0.14)		(0.23)	–		(0.08)	(0.05)
Total distributions	(0.26)		(0.47)	(0.21)		(0.33)	(0.32)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.50)		(0.10)	(0.03)		0.05	(0.62)
NET ASSET VALUE, END OF PERIOD	$9.99		$10.49	$10.59		$10.62	$10.57

Total Return(d)	(2.29%)		3.57%	1.74%		3.64%	(2.75%)

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$6,797		$7,303	$7,465		$7,969	$7,228

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	2.25	%(e)	2.28%	2.18	%(e)	2.31%	2.46%
Operating expenses excluding reimbursement/waiver	0.95	%(e)	0.94%	0.84	%(e)	0.92%	0.79%
Operating expenses including reimbursement/waiver	0.70	%(e)	0.70%	0.77	%(e)(f)	0.92%	0.79%

PORTFOLIO TURNOVER RATE	0	%(g)	6%	32	%(g)	6%	13%

(a)
Centre Active U.S. Tax Exempt Fund ("the Fund") is the successor to Managed Municipal Fund, Inc. (the "Acquired Fund") through a reorganization, the closing date for which was March 17, 2015. The fiscal year end of the Acquired Fund was October 31st. The fiscal year end of the Centre Active U.S. Tax Exempt Fund is September 30th.

(b)	As part of the reorganization Class I shareholders of the Acquired Fund exchanged such shares for Institutional Class shares of the Fund.
(c)	Calculated using the average shares method.
(d)
Total returns are for the period indicated and have not been annualized.  Total returns would have been lower had certain expenses not been waived during the period.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(e)	Annualized.
(f)	Effective March 17, 2015, a net expense limitation of 0.70% was implemented. Prior to this date, there was no expense cap.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2017	29

Centre Funds	Notes to Financial Statements

March 31, 2017 (Unaudited)

1.  ORGANIZATION

Centre Funds (the “Trust”) was organized on March 17, 2011 as a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to January 17, 2014, the Trust was known as Drexel Hamilton Mutual Funds. The Trust currently offers shares of beneficial interest (“shares”) of Centre American Select Equity Fund (the “American Select Equity Fund"), Centre Active U.S. Treasury Fund (the “Treasury Fund”), and Centre Active U.S. Tax Exempt Fund (the “Tax Exempt Fund”) (collectively, the “Funds”). The affairs of the Trust are overseen by a Board of Trustees (the “Board” or the “Trustees”). The Declaration of Trust of the Trust permits the Trustees to create additional series of the Trust and share classes.

Information in the accompanying Funds’ financial statements pertain to the Investor Class and Institutional Class shares offered by the Funds. All classes of shares have identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of the Financial Statements:

(a)
Portfolio securities traded on a securities exchange or quoted by NASDAQ are valued at the last sale price on the principal exchange on which they are traded at the time the securities are valued, or, if not traded on that day, are valued at the closing bid price. Securities traded in the OTC market and not quoted by NASDAQ are valued at their last sale price or, if there is no available price, the last bid price quoted by brokers that make markets in the securities as of the close of regular trading hours on the day the securities are being valued. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of regular trading (normally 4:00 p.m. Eastern time) on the New York Stock Exchange (the “Exchange”) or using methods determined by the Board. Short-term instruments with maturities of 60 days or less are valued at the price supplied by an approved independent pricing source. Options contracts listed for trading on a securities exchange or board of trade shall be valued at the mean of the highest bid and lowest asked quotation across the exchanges on which the option is traded. Futures contracts listed for trading on a securities exchange or board of trade shall be valued at the mean of the current bid and asked prices for the asset. A contract that is not listed on an exchange or board of trade but for which OTC market quotations are readily available shall be valued at the current bid price for the contract. Securities and other assets for which quotations are not readily available or deemed unreliable are valued at their fair value using methods determined by the Board. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. As such, different mutual funds could reasonably arrive at a different fair value price for the same security. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board and other factors as warranted. In making a fair value determination, factors that may be considered, among others, may include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities; and prices of similar securities or financial instruments. If a Fund invests in shares of other open-end mutual funds (each, an “Underlying Fund”), the Fund calculates the net asset value of its shares based upon the net asset value of regular trading on the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the Exchange on each day the Exchange is open by dividing the value of the Underlying Fund’s net assets attributable to that class by the number of outstanding shares of that class on that day.

(b)
The per share net asset value (the “NAV”) of each Fund is calculated as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) each day the Exchange is open. The per share NAV is calculated by deducting from the Fund’s assets, the Fund’s liabilities, and then dividing the resulting net assets by the total number of shares outstanding, rounded to the nearest cent. The purchase price and redemption price per share is equal to the next determined NAV per share. Redemption of shares of American Select Equity Fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase.

(c)
The Trust treats each Fund as a separate entity for Federal income tax purposes. Each Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). By so qualifying, each Fund will not be subject to Federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending September 30. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no provision is made by the Funds for Federal income or excise taxes. Withholding taxes on foreign dividends are paid or provided for in accordance with the applicable country’s tax rules and rates.

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Centre Funds	Notes to Financial Statements

March 31, 2017 (Unaudited)

As of and during the period ended March 31, 2017, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds recognize the interest and penalties, if any, related to the unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties.

(d)
Net realized gains and losses on investments are computed on the identified cost basis. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available, and interest income is recognized on an accrual basis. The Funds amortize premium and accrete discount on investments utilizing the effective interest method. Foreign dividend income may be subject to foreign withholding taxes.

(e)
A restricted security is a security that has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended (the “1933 Act”), or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board. Not all restricted securities are considered to be illiquid.

(f)
The preparation of financial statements in conformity with accounting standards generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the amounts reported in financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities. The financial statements have been prepared as of the close of the Exchange on March 31, 2017. Each Fund is considered an investment company for financial reporting purposes under GAAP.

(g)
Each Fund bears expenses incurred specifically by such Fund, as well as its pro rata portion of Trust expenses, which may be allocated on the basis of relative net assets or the nature of the services performed relative to applicability to each Fund. Expenses that are specific to a Fund or class of shares of a Fund are charged directly to that Fund or share class. All of the realized and unrealized gains and losses and net investment income of a Fund, other than class-specific expenses, are allocated daily to each class in proportion to its average daily net assets. Fees payable under the distribution (Rule 12b-1) plan for Investor class shares of a Fund are charged with respect to such class.

(h)
The Funds intend to distribute to shareholders all of their net income and/or capital gains on an annual basis, with the exception of the Centre Active U.S. Treasury Fund and the Centre Active U.S. Tax Exempt Fund, which intend to make monthly income distributions. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from GAAP. Distributions to shareholders are recorded on the ex-dividend date.

(i)
A Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

(j)
The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is separately disclosed and is included in net realized and net change in unrealized gains or losses on foreign currencies.

3.  FAIR VALUE MEASUREMENTS

The Funds normally use third-party pricing services to obtain market quotations for their portfolio investments. Securities and other assets for which representative market quotations are not readily available or which cannot be accurately valued using the Trust’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) an exchange-traded portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the NAV calculation.

The inputs used in determining the fair value of each Fund’s investments are summarized into three levels, as described in the following hierarchy:

Level 1 -	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date.
Level 2 -	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly).

Semi-Annual Report | March 31, 2017	31

Centre Funds	Notes to Financial Statements

March 31, 2017 (Unaudited)

Level 3 -
Significant unobservable prices or inputs (including the oversight of the Board and Centre Asset Management, LLC (the “Adviser”) in determining the fair value of investments) where there is little or no market activity for the asset or liability at measurement date.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of each Fund’s investments in the fair value hierarchy as of March 31, 2017:

Centre American Select Equity Fund
Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$123,552,160	$–	$–	$123,552,160
Purchased Options	1,178,100	–	–	1,178,100
Short Term Investments	195,557	–	–	195,557
Total	$124,925,817	$–	$–	$124,925,817

Centre Active U.S. Treasury Fund
Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
U.S. Government Bonds & Notes	$–	$52,559,026	$–	$52,559,026
Short Term Investments	1,358,543	–	–	1,358,543
Total	$1,358,543	$52,559,026	$–	$53,917,569
Other Financial Instruments Liabilities:
Futures Contracts	$(581,997)	$–	$–	$(581,997)
Total	$(581,997)	$–	$–	$(581,997)

Centre Active U.S. Tax Exempt Fund
Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Municipal Bonds	$–	$30,169,583	$–	$30,169,583
Short Term Investments	631,923	–	–	631,923
Total	$631,923	$30,169,583	$–	$30,801,506
Other Financial Instruments Liabilities:
Futures Contracts	$(157,091)	$–	$–	$(157,091)
Total	$(157,091)	$–	$–	$(157,091)

(a)	For detailed descriptions of sectors, industries, and countries, see the accompanying Schedule of Investments.

It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period. There were no transfers among Levels 1, 2, and 3 during the year.

There were no material amounts classified as Level 3 securities during the period, thus, a reconciliation of assets in which significant unobservable inputs (Level 3) were used is not applicable for the Funds.

Derivative Financial Instruments
The following discloses the Funds’ use of derivative instruments.

A Fund may use derivative contracts, such as exchange-traded options and futures, that are related to stock market or bond indices, foreign exchange, fixed income or other securities, or be exposed to exchange-traded derivative products. A Fund may invest its assets in derivatives and other instruments to help manage interest rate exposure, protect the Fund’s assets, or enhance returns. A Fund may also be exposed to certain exchange-traded derivative products, such as exchange-traded futures and options that are fully collateralized by cash or securities, for temporary cash management or investment transition purposes, or to hedge the risks of existing positions or overall capital protection.

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Centre Funds	Notes to Financial Statements

March 31, 2017 (Unaudited)

Derivative Risk: One or more Funds may use derivatives, such as exchange-traded options and futures, that are related to stock market or bond indexes, foreign exchange, fixed income or other securities or be exposed to exchange-traded derivative products. Loss may result from a Fund’s investments in exchange-traded futures and options. The value of derivatives in which a Fund may invest may rise or fall more rapidly than other investments. Other risks of investments in derivatives include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risk that the transactions may result in losses that offset gains in portfolio positions; and risks that the derivative transactions may not be liquid. Derivatives, such as exchange-traded futures and options, contain “inherent” leverage because derivative contracts may give rise to an obligation on the part of a Fund for future payment or liabilities that are larger than the initial margin or premiums required to establish such positions. Combined with the volatility of derivatives prices, the leveraged nature of derivatives trading could cause a Fund to sustain large and sudden losses. The use of derivatives, such as futures and options, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than mitigate risk. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Certain derivative instruments may be difficult to sell when the Adviser believes it would be appropriate to do so.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage may allow a Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivatives held by a Fund. Typically, a Fund may attempt to increase or decrease exposure to the risks associated with the securities or other traditional investments in which it invests. The risks associated with a Fund’s use of derivative instruments, including but not limited to volatility risk, correlation risk, segregation risk, and hedging risks, are additional risks that a Fund does not typically seek to increase or decrease exposure to.

Examples of these associated risks are liquidity risk, which is the risk that a Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

Option Writing/Purchasing
A Fund may write or purchase option contracts to adjust risk and return of its overall investment positions, subject to any restrictions set forth in the Fund’s prospectus. When a Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is netted to the cost of the purchase or proceeds from the sale in determining whether a Fund has realized a gain or loss on investment transactions. Risks from entering into option transactions arise from, among other things, the potential inability of counterparties to meet the terms.

Futures
A Fund may use futures subject to any restrictions set forth in the Fund’s prospectus. A Fund may also be exposed to exchange-traded futures that are fully collateralized by cash or securities, for temporary cash management or investment transition purposes, or to hedge the risks of existing positions. To the extent that the Fund uses derivatives for temporary cash management, investment transition purposes, managing duration or to hedge the risks of existing positions, the Fund will be subject to the risks associated with such transactions.

Statement of Assets and Liabilities - Fair Value of Derivative Instruments as of March 31, 2017:

Risk Exposure	Derivatives Statement of Assets and Liabilities Location	Fair Value
Centre American Select Equity Fund
Equity Contracts
(Purchased Options)	Investments, at value	$1,178,100
		$1,178,100
Centre Active U.S. Treasury Fund
Fixed Income Contracts
(Futures Contracts)	Receivable for variation margin(a)	$(581,997)
		$(581,997)
Centre Active U.S. Tax Exempt Fund
Fixed Income Contracts		$(157,091)
(Futures Contracts)	Receivable for variation margin(a)	$(157,091)

Semi-Annual Report | March 31, 2017	33

Centre Funds	Notes to Financial Statements

March 31, 2017 (Unaudited)

(a)
Includes the cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only the current day’s net variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended March 31, 2017 (Net realized gain/(loss) on options contracts are included in Net realized gain/(loss) on investments within the Statement of Operations):

Derivatives	Location of Gains/(Loss) On Derivatives Recognized In Income	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) on Derivatives Recognized in Income
Centre American Select Equity Fund
Equity Contracts (Purchased Options)	Net realized gain on investments/Net change in unrealized depreciation on investments	$(4,383,759)	$502,157
		$(4,383,759)	$502,157
Centre Active U.S. Treasury Fund
Fixed Income Contracts (Futures Contracts)	Net realized gain on futures contracts/Net change in unrealized depreciation on futures contracts	$573,985	$(581,997)
		$573,985	$(581,997)
Centre Active U.S. Tax Exempt Fund
Fixed Income Contracts (Futures Contracts)	Net realized gain on futures contracts/Net change in unrealized depreciation on futures contracts	$81,043	$(157,091)
		$81,043	$(157,091)

Volume of Derivative Instruments for the Funds during the period ended March 31, 2017, was as follows:

Derivative Type	Unit of Measurement	Monthly Average
Centre American Select Equity Fund
Purchased Option Contracts	Value of contracts outstanding	2,056,817

Derivative Type	Unit of Measurement	Monthly Average
Centre Active U.S. Treasury Fund
Purchased (Sold) Futures Contracts	Value of contracts outstanding	(33,662,917)

Derivative Type	Unit of Measurement	Monthly Average
Centre Active U.S. Tax Exempt Fund
Purchased (Sold) Futures Contracts	Value of contracts outstanding	(11,968,865)

4. BENEFICIAL INTEREST TRANSACTIONS

On March 31, 2017, there was an unlimited number of shares of beneficial interest authorized for each Fund. Transactions in shares of beneficial interest are shown in the Statement of Changes in Net Assets.

Shares of American Select Equity Fund that are redeemed within 90 days of purchase may incur a 2% redemption fee deducted from the redemption amount. For the six months ended March 31, 2017, redemption fees retained by this Fund are disclosed in the Statement of Changes in Net Assets.

Beneficial Ownership: The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund under Section 2(a)(9) of the 1940 Act. As of March 31, 2017, the following entities owned beneficially more than 25% of each Fund’s outstanding shares. The shares may be held under omnibus accounts (whereby the transactions of two or more shareholders are combined and carried in the name of the originating broker rather than designated separately). Any transaction by these investors could have a material impact on the fund.

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Centre Funds	Notes to Financial Statements

March 31, 2017 (Unaudited)

Centre American Select Equity Fund	Class	Percentage
U.S. Bank N.A.	Institutional	71.93%
Charles Schwab & CO. Inc	Investor	46.54%

Centre Active U.S. Treasury Fund	Class	Percentage
Wells Fargo Advisors, LLC	Institutional	91.63%

Centre Active U.S. Tax Exempt Fund	Class	Percentage
Wells Fargo Advisors, LLC	Institutional	93.97%

5. INVESTMENT ADVISORY AGREEMENTS AND RELATED-PARTY TRANSACTIONS

The Adviser serves as the investment adviser to each Fund pursuant to an Investment Advisory Agreement with the Trust on behalf of the Fund.

As compensation for the investment advisory services provided to the Funds, the Adviser currently receives monthly compensation based on each Fund’s average daily net assets at the annual rate of:

Fund	Management Fee Rate
Centre American Select Equity Fund (total net assets less than or equal to $1 billion)	0.75%
Centre American Select Equity Fund (total net assets over $1 billion)	0.70%
Centre Active U.S. Treasury Fund	0.40%
Centre Active U.S. Tax Exempt Fund	0.40%

American Select Equity Fund
For the American Select Equity Fund, the Adviser has entered into a written expense limitation agreement, under which it has agreed to limit through January 31, 2018 the total operating expenses of the Fund including (but not limited to) investment advisory fees of the Adviser and distribution/service (Rule 12b-1) fees, but excluding interest, taxes, litigation, brokerage and extraordinary expenses incurred by the Fund in the fiscal year, to an annual rate of 1.05% of the average daily net assets of the Investor Class shares and 0.95% of the average daily net assets of the Institutional Class shares. To the extent the Fund incurs any interest, taxes, litigation, brokerage or extraordinary expenses, and such expenses are included in the calculation of Total Annual Fund Operating Expenses, the Fund’s Total Annual Fund Operating Expenses (before fee waiver and/or expense reimbursements) would be higher. After January 31, 2018, the expense limitation agreement may be terminated by the Adviser or the Trust, with respect to the Fund, without payment of penalty, provided that the terminating party provides 90 days’ prior written notice of such termination to the other party. The Adviser may request repayment by the Fund of any expense waived or reimbursed by the Adviser pursuant to the expense limitation agreement in the first, second and third fiscal years following the fiscal year in which the waiver or reimbursement occurs, provided that the total annual Fund operating expenses for the applicable following year, after giving effect to the repayment, do not exceed the expense limitation in effect at the time the waiver or reimbursement is made.

Treasury Fund
For the Treasury Fund, the Adviser has entered into a written expense limitation agreement, dated and effective as of November 4, 2013, under which it has agreed to limit through at least January 31, 2018 the total operating expenses of the Fund including (but not limited to) investment advisory fees of the Adviser and distribution/service (Rule 12b-1) fees, but excluding, as applicable, any front-end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, and extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Fund’s business), and acquired fund fees and expenses, to an annual rate of 0.85% of the average daily net assets of the Investor Class shares and 0.60% of the average daily net assets of the Institutional Class shares. To the extent the Fund incurs any front-end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, and extraordinary expenses, and such expenses are included in the calculation of Total Annual Fund Operating Expenses, the Fund’s Total Annual Fund Operating Expenses (before fee waiver and/or expense reimbursements) would be higher. After January 31, 2018, the expense limitation agreement may be terminated without payment of any penalty by the Board of Trustees of the Trust, on behalf of the Fund, upon 60 days’ written notice to the Adviser. The expense limitation agreement may not be terminated by the Adviser without the consent of the Board. The expense limitation agreement will automatically terminate if the Advisory Agreement between the Adviser and the Trust, on behalf of the Fund is terminated, with such termination effective upon the effective date of the Advisory Agreement’s termination. The Adviser may recoup any waived or reimbursed amount pursuant to the expense limitation agreement in the first, second and third fiscal years following the fiscal year in which any such reimbursement or waiver occurs. The Adviser has agreed that the reimbursement will not cause the Fund to exceed the then-existing expense limitation for that class at the time the waiver or reimbursement was made.

Semi-Annual Report | March 31, 2017	35

Centre Funds	Notes to Financial Statements

March 31, 2017 (Unaudited)

Tax Exempt Fund
For the Tax Exempt Fund, the Adviser has entered into a written expense limitation agreement dated December 8, 2014, under which it has agreed to reduce its advisory fees and/or reimburse other expenses of the Fund, for an initial period of not less than two years from the date of the closing of the reorganization of Managed Municipal Fund, Inc. into the Fund (the "Reorganization") and until the next following effective date of the post-effective amendment to the registration statement of the Trust relating to the Fund incorporating the Fund's financial statements for that fiscal year (the “Initial Term”), to the extent necessary to limit the current operating expenses of each class of shares of the Fund, including (but not limited to) investment advisory fees of the Adviser and distribution/service (Rule 12b-1) fees, but excluding any taxes, leverage interest, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Fund's business) to an annual rate of 0.95% of the average daily net assets of the Investor Class shares and 0.70% of the average daily net assets of the Institutional Class shares. The expense limitation agreement may be terminated at any time, and without payment of any penalty, by the Board, on behalf of the Fund, upon 60 days' written notice to the Adviser. The expense limitation agreement may not be terminated by the Adviser without the consent of the Board. After the Initial Term, the expense limitation agreement will automatically terminate if the Advisory Agreement between the Adviser and the Trust, on behalf of the Fund is terminated, with such termination effective upon the effective date of the Advisory Agreement's termination. The Adviser may recoup any waived or reimbursed amount pursuant to the expense limitation agreement in the first, second and third fiscal years following the fiscal year in which any such reimbursement or waiver occurs, provided that the reimbursement does not cause the Fund to exceed the then-existing expense limitation for that class at the time such reimbursement or waiver was made.

For each Fund, the Adviser may recoup any waived or reimbursed amount pursuant to the applicable Expense Limitation Agreement and as described above, provided that the reimbursement does not cause such Fund to exceed the then-existing expense limitation for that class at the time such reimbursement or waiver was made (or any lower expense limitation or limitations to which the Fund and the Adviser may otherwise agree).

During the six months ended March 31, 2017, the fee waivers and/or reimbursements were as follows:

Fund	Fees Waived/Reimbursed by Adviser
Centre American Select Equity Fund
Investor	$249,459
Institutional	9,277
Centre Active U.S. Treasury Fund
Investor	78,279
Institutional	12,891
Centre Active U.S. Tax Exempt Fund
Investor	27,597
Institutional	8,768

As of March 31, 2017, the balances of recoupable expenses for each Fund were as follows:

Fund	Expires 2017		Expires 2018	Expires 2019	Total
Centre American Select Equity Fund
Investor Class		$467,347	$412,390	$439,701	$1,319,438
Institutional Class		32,014	26,975	35,622	94,611
Centre Active U.S. Treasury Fund
Investor Class		$43	$43,702	$167,361	$211,106
Institutional Class		119,257	75,161	51,626	246,044
Centre Active U.S. Tax Exempt Fund
Investor Class	$	N/A	$27,685	$65,122	$92,807
Institutional Class		N/A	4,789	17,852	22,651

ALPS Fund Services, Inc. (“ALPS” or the “Administrator”) serves as administrator to the Funds. ALPS receives a monthly fee paid by the Funds subject to a minimum monthly fee and is reimbursed for certain out-of-pocket expenses. Pursuant to an administrative agreement with the Trust, ALPS provides operational services to the Funds including, but not limited to fund accounting and fund administration services and general assistance in each Fund’s operations.

ALPS, pursuant to a transfer agency and services agreement with the Trust, serves as transfer agent for the Funds. Under the transfer agency and services agreement, ALPS receives an annual minimum fee per Fund and a fee based upon each shareholder account and its account activity and is reimbursed for certain out-of-pocket expenses.

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Centre Funds	Notes to Financial Statements

March 31, 2017 (Unaudited)

ALPS,  pursuant  to  a  chief  compliance  officer  services  agreement  with  the  Trust,  provides  chief  compliance  officer  services  to  the  Funds. Additionally, ALPS provides services in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act. ALPS receives an annual fee for these services and is reimbursed for certain out-of-pocket expenses, pursuant to the chief compliance officer services agreement.

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan permits the Trust, on behalf of Investor class shares of the Funds, to pay up to 0.25% per year to one or more entities for services rendered and expenses borne in connection with providing shareholder or distribution services with respect to the Investor class shares of each Fund.

ALPS Distributors, Inc. (the “Distributor”) acts as the principal underwriter of the Funds pursuant to a distribution agreement with the Trust. There were no payments to the Distributor by the Funds during the period ended March 31, 2017.

Officers of the Trust and Trustees who are “interested persons” of the Trust or the Adviser receive no salary or fees from the Trust. Each Trustee who is not an “interested person” receives an annual retainer of $25,000 paid quarterly. The Trust reimburses each Trustee and Officer for his or her travel and other expenses relating to attendance at Board meetings.

One Trustee is an officer of the Trust, and serves as Managing Director and Chief Investment Officer of the Adviser.

6.	FEDERAL INCOME TAX AND TAX BASIS INFORMATION

As of and during the period ended March 31, 2017, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. Federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Components of Distributable Earnings on a Tax Basis: At March 31, 2017, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to differences in the book and tax treatment of  non-deductible expenses, currency transactions, book/tax distribution differences, and certain other investments.

Distributions to Shareholders: The Funds normally pay dividends and net investment income, if any, on an annual basis, with the exception of the Centre Active U.S. Treasury Fund and the Centre Active U.S. Tax Exempt Fund, which intend to make monthly income distributions. Each Fund normally distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income each Fund receives from its investments, including distributions of short term capital gains. Capital gain distributions are derived from gains realized when each Fund sells a security it has owned for more than one year. Each Fund may make additional distributions and dividends at other times if the Adviser believes doing so may be necessary for each Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The amounts and characteristics of tax basis distributable earnings/(accumulated losses) are finalized at fiscal year-end.

The tax character of distributions paid for the fiscal year ended September 30, 2016 were as follows:

Distributions Paid From:	Ordinary Income	Tax-Exempt Income	Long-Term Capital Gains
Centre American Select Equity Fund	$317,070	$–	$16,168,823
Centre Active U.S. Tax Exempt Fund	7,177	911,840	960,301

The tax character of distributions paid for the fiscal year ended September 30, 2015 were as follows:

Distributions Paid From:	Ordinary Income	Tax-Exempt Income	Long-Term Capital Gains
Centre American Select Equity Fund	$1,521,503	$–	$292,623
Centre Active U.S. Treasury Fund	268,953	–	–
Centre Active U.S. Tax Exempt Fund	1,039,452	–	–

Semi-Annual Report | March 31, 2017	37

Centre Funds	Notes to Financial Statements

March 31, 2017 (Unaudited)

Unrealized Appreciation and Depreciation on Investments: The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities at March 31, 2017 are displayed in the table below. The difference between book and tax basis unrealized appreciation/(depreciation) for the Funds is primarily attributable to wash sales and certain other investments.

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Tax Unrealized Appreciation/(Depreciation) on Investments
Centre American Select Equity Fund	$86,514,890	$39,244,554	$(833,627)	$38,410,927
Centre Active U.S. Treasury Fund	52,349,075	1,629,460	(60,966)	1,568,494
Centre Active U.S. Tax Exempt Fund	30,288,091	635,005	(121,590)	513,415

8.	PURCHASES AND SALES OF INVESTMENT SECURITIES

For the period ended March 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any U.S. Government Obligations short-term securities and purchased options and futures) were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
Centre American Select Equity Fund	$53,283,355	$83,869,991
Centre Active U.S. Treasury Fund	2,284,055	24,409,699
Centre Active U.S. Tax Exempt Fund	–	6,214,736

9.	INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities relating to their duties to the Trust. Additionally, in the ordinary course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10.	RECENT ACCOUNTING PRONOUNCEMENTS

On October 13, 2016, the Securities and Exchange Commission amended Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is evaluating the impact to the financial statements and disclosures.

38	centrefunds.com

Centre Funds	Additional Information

March 31, 2017 (Unaudited)

PROXY VOTING GUIDELINES AND RECORDS

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, is available without charge, upon request, by (1) calling the Funds at 1-855-298-4236 and (2) on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Trust files, with regard to each Fund, with the SEC a complete schedule of investments for the first and third quarters of each fiscal year on Form N-Q. The Funds’ first and third fiscal quarters end on December 31 and June 30. The Form N-Q filing must be made within 60 days of the end of the quarter. Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operations of the Public Reference Room). You may also obtain copies by calling the Funds at 1-855-298-4236.

Semi-Annual Report | March 31, 2017	39

CENTRE

Centre Funds

Must be accompanied or preceded by a prospectus.
ALPS Distributors, Inc., distributor for Centre Funds.

Item 2.	Code of Ethics.

Not applicable to semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.	Schedule of Investments.

(a)	The Registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable to the Registrant.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

None.

Item 11.	Controls and Procedures.

(a)
The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective as of that date.

(b)
There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable to semi-annual report.

(a)(2)
A separate certification for the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), is attached hereto as Ex 99.Cert.

(a)(3)	None.

(b)
The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CENTRE FUNDS

By:	/s/ James A. Abate
James A. Abate
President (Principal Executive Officer)

Date:	June 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ James A. Abate
James A. Abate
President (Principal Executive Officer)

Date:	June 7, 2017

By:	/s/ James A. Abate
James A. Abate
Treasurer (Principal Financial Officer)

Date:	June 7, 2017